SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
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☑ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12
DATATRAK International, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)
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June 17, 2005
Dear Shareholder:
      You are cordially invited to attend the 2005 Annual Meeting of Shareholders of DATATRAK International, Inc., to be held at 9:00 a.m., local time, on July 22, 2005 at our offices located at 6150 Parkland Boulevard, Paragon II, Suite 100, Mayfield Heights, Ohio.
      At this year’s annual meeting, in addition to electing three directors, shareholders will be asked to approve and adopt DATATRAK’s 2005 Omnibus Equity Plan. Information relating to these proposals are presented in the accompanying proxy statement, which shareholders are encouraged to read carefully. Your Board of Directors has unanimously approved these proposals, and urges you to vote in favor as well.
      Whether or not you plan to attend the annual meeting in person, it is important that your shares are represented. Therefore, please complete, sign, date and promptly return the enclosed proxy card in the accompanying envelope. If you do attend the annual meeting, you may, of course, withdraw your proxy should you wish to vote in person, even if you have previously returned your proxy card.
      On behalf of the Board of Directors and management of DATATRAK International, Inc., we would like to thank you for your continued support and confidence.

Sincerely yours,

Dr. Jeffrey A. Green
President and Chief Executive Officer

DATATRAK INTERNATIONAL, INC.
6150 Parkland Boulevard
Mayfield Heights, Ohio 44124
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JULY 22, 2005
      The 2005 Annual Meeting of Shareholders of DATATRAK International, Inc., will be held at 9:00 a.m., local time, on July 22, 2005 at our offices located at 6150 Parkland Boulevard, Paragon II, Suite 100, Mayfield Heights, Ohio, for the following purposes:

1. To nominate and elect three individuals as directors for a two-year term ending at the annual meeting in 2007;

2. To approve and adopt the DATATRAK International, Inc. 2005 Omnibus Equity Plan;

3. To grant discretionary authority to adjourn the meeting; and

4. To transact such other business as may properly come before the annual meeting and any adjournments thereof.
      Only shareholders of record at the close of business on June 6, 2005 will be entitled to receive notice of and to vote at the annual meeting and any adjournments thereof.

By Order of the Board of Directors,

Thomas F. McKee
Secretary
Mayfield Heights, Ohio
June 17, 2005
EACH SHAREHOLDER IS REQUESTED TO EXECUTE AND PROMPTLY RETURN THE
ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE

DATATRAK INTERNATIONAL, INC.

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
Mailed on or about June 17, 2005

Why am I receiving these materials?
      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of DATATRAK for use at the 2005 Annual Meeting of Shareholders on July 22, 2005 at 9:00 a.m., local time, and any adjournments or postponements thereof. The time, place and purposes of the annual meeting are stated in the Notice of Annual Meeting of Shareholders accompanying this proxy statement.
Who is paying for this proxy solicitation?
      The expense of soliciting proxies, including the cost of preparing, assembling and mailing the notice, proxy statement and proxy, will be borne by us. We may pay persons holding common shares for others their expenses for sending proxy materials to their principals. In addition to solicitation of proxies by mail, our directors, officers and employees, without additional compensation, may solicit proxies by telephone, electronically via e-mail and personal interview. We also may retain a third party to aid in the solicitation of proxies.
What voting rights do I have as a shareholder?
      On each matter to be voted on, you have one vote for each outstanding common share you own as of June 6, 2005, the record date for the meeting. Only shareholders of record at the close of business on June 6, 2005 are entitled to receive notice of and to vote at the annual meeting. On this record date, there were 6,808,998 common shares outstanding and entitled to vote. Shareholders do not have the right to vote cumulatively in the election of directors.
How do I vote?
      If you are a shareholder of record, you can vote in person at the annual meeting or you can vote by signing and mailing in your proxy card in the enclosed envelope. If you are a shareholder of record, the proxy holders will vote your shares based on your directions.
      If you sign and return your proxy card, but do not properly direct how your shares should be voted on a proposal, the proxy holders will vote “FOR” proposals 1, 2 and 3 and will use their discretion on any other proposals and other matters that may be brought before the annual meeting.
      If you hold common shares through a broker or nominee, you may vote in person at the annual meeting only if you have obtained a signed proxy from your broker or nominee giving you the right to vote your shares.
Can I revoke or change my vote after I submit a proxy?
      Yes. You can revoke your proxy or change your vote at any time before the proxy is exercised at the annual meeting. This can be done by either submitting another properly completed proxy card with a later date, sending a written notice to our Secretary, or you may attend the annual meeting and vote in person. You should be aware that simply attending the annual meeting will not automatically revoke your previously submitted proxy, rather you must notify a DATATRAK representative at the annual meeting of your desire to revoke your proxy and vote in person.

What are the voting recommendations of the Board of Directors?
      Our Board of Directors recommends that you vote:

•	“For” the election of the three directors to the class whose two-year term will expire in 2007;

•	“For” the approval and adoption of our 2005 Omnibus Equity Plan; and

•	“For” the granting of discretionary authority to adjourn the Annual Meeting.
What vote is required to approve each proposal?

•	Election of Directors. The nominees receiving the greatest number of votes will be elected. A proxy card marked “Withhold Authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated. Abstentions and broker non-votes will have no effect on the election of directors.

•	Approval and Adoption of our 2005 Omnibus Equity Plan. Approval and adoption of our 2005 Omnibus Equity Plan requires the affirmative vote of a majority of the votes cast. Accordingly, shareholders who abstain will in effect be voting against the proposal. Broker non-votes, however, will have no effect on the outcome of this proposal.

•	Adjournments. Granting of discretionary authority to adjourn the Annual Meeting requires the affirmative vote of a majority of the votes cast. Accordingly, shareholders who abstain will in effect be voting against the proposal. Broker non-votes, however, will have no effect on the outcome of this proposal.
What constitutes a quorum?
      A quorum of shareholders will be present at the annual meeting if at least a majority of the aggregate voting power of common shares outstanding on the record date are represented, in person or by proxy, at the annual meeting. With 6,808,998 votes outstanding as of the close of business on the record date, shareholders representing at least 3,404,500 votes will be required to establish a quorum. Abstentions and broker non-votes will be counted towards the quorum requirement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
      The following table shows, as of May 31, 2005, unless otherwise indicated, the beneficial ownership of DATATRAK’s common shares of (1) each person who is known to us to own beneficially more than 5% of DATATRAK’s outstanding common shares, (2) each of DATATRAK’s directors, (3) each of the Named Executive Officers and (4) all directors and Named Executive Officers as a group. Unless otherwise indicated, all information with respect to beneficial ownership has been furnished by each director or Named Executive Officer, or 5% holder, as the case may be.

	Common Shares
	Beneficially Owned (2)

Name and Address of Beneficial Owner (1)	Number	Percent

Timothy G. Biro(3)	71,450	1.0%
Terry C. Black	60,657	*
Dr. Jeffrey A. Green(4)	380,974	5.5%
Seth B. Harris(5)	270,684	3.9%
Dr. Jerome H. Kaiser	71,850	1.0%
Dr. Mark J. Ratain	84,250	1.2%
Marc J. Shlaes	55,938	*
Dr. Robert M. Stote	108,250	1.6%
Dr. Wolfgang Summa	29,938	*
FMR Corp.(6)	621,645	9.1%
82 Devonshire Street Boston, Massachusetts 02109
All directors and Named Executive Officers as a group (9 persons)	1,133,991	15.3%

*	Less than one percent.

(1)	The address of the directors and executive officers listed above is c/o DATATRAK International, Inc., 6150 Parkland Boulevard, Suite 100, Mayfield Heights, Ohio 44124.

(2)	The number of common shares deemed outstanding includes (1) 6,803,773 common shares outstanding as of May 31, 2005 and (2) with respect to each of the following individuals and groups, the following number of common shares, which may be purchased pursuant to option exercises within 60 days after May 31, 2005: Mr. Biro (70,250 common shares); Mr. Black (50,657 common shares); Dr. Green (126,750 common shares); Mr. Harris (84,250 common shares); Dr. Kaiser (67,250 common shares); Dr. Ratain (77,250 common shares); Mr. Shlaes (50,938 common shares); Dr. Stote (70,750 common shares); Dr. Summa (29,938 common shares); and all directors and Named Executive Officers as a group (628,033 common shares).

(3)	Includes 200 common shares held by Mr. Biro’s wife. Mr. Biro disclaims beneficial ownership of these 200 common shares.

(4)	Includes 73,969 common shares held by Dr. Green’s wife and 500 shares held by Dr. Green’s son. Dr. Green disclaims beneficial ownership of these 74,469 common shares.

(5)	Includes 44,634 common shares held in trust for Mr. Harris.

(6)	Various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the common shares beneficially owned by FMR Corp. Of the total amount beneficially owned by FMR Corp., the interest of one person, Fidelity Small Cap Stock Fund, an investment company registered under the Investment Company Act of 1940, in DATATRAK’s common shares, amounted to 570,345 shares or 8.4% of the total common shares outstanding at May 31, 2005. The information provided herein, with respect to the beneficial ownership of DATATRAK’s common shares by FMR Corp., was obtained solely from the Schedule 13-G filed with Commission on January 10, 2005 by FMR Corp.

ELECTION OF DIRECTORS
      The authorized number of directors is presently fixed at six, with members of the Board of Directors divided into two classes and with the term of office of one class expiring each year. At its May 3, 2005 meeting, the Board of Directors reduced the authorized number of directors from seven to six and reassigned Dr. Jeffrey A. Green from Class I to Class II of the Board of Directors in order to divide the members of the Board of Directors as equally as possible into two classes pursuant to our Articles of Incorporation. As a result of the previous retirement of Robert E. Flaherty in 2004, the Board of Directors had been composed of six out of a possible seven members and a vacancy had existed in Class II.
      At the annual meeting, shareholders will elect three individuals as directors to serve in Class I until the annual meeting to be held in the year 2007 and until the successors of those directors are duly elected and qualified. At its May 3, 2005 meeting, the Board of Directors nominated Mr. Biro, Dr. Kaiser and Dr. Stote to stand for election as directors at the annual meeting. Mr. Biro, Dr. Kaiser and Dr. Stote are presently directors of DATATRAK.
      Unless otherwise directed, the persons named in the accompanying proxy will vote for the election of the three nominees shown below as directors. In the event of the death of or inability to act of any of the nominees, the proxies will be voted for the election of the other persons that the Board of Directors may recommend. The Board of Directors has no reason, however, to anticipate that this will occur. In no event will the accompanying proxy be voted for more than three nominees or for persons other than those persons named below or any substitute nominees for any of them.
      Included below is information concerning the nominees for election at the annual meeting, as well as those directors who will continue to serve in office after the annual meeting.
Nominees for Election at the 2005 Annual Meeting
      Timothy G. Biro, MBA, 51, has been a director since 1992. Mr. Biro has been the Managing Partner of Ohio Innovation Fund I, L.P., a venture capital firm, which invests in early-stage business, since 1997. Mr. Biro has been involved in venture capital financing since 1991. Prior to 1991, Mr. Biro was Superintendent of Pharmaceutical Manufacturing at Merck & Co., Inc. Mr. Biro has a B.S. Degree in Microbiology from Pennsylvania State University and in Pharmacy from Temple University and an MBA from The Wharton School of Business at the University of Pennsylvania.
      Jerome H. Kaiser, Ph.D., 48, has been a director since December 1999. Dr. Kaiser is the Director of Systems for Rothschild, Inc., a private investment bank. Prior to his appointment to that position, Dr. Kaiser was a consultant to Rothschild, Inc. From 1992 to 1999, Dr. Kaiser held various positions within the pharmaceutical industry. During 1998 and 1999, he was the Director of Product Management for Pfizer, Inc. From 1994 to 1998, Dr. Kaiser was employed by Hoffman-LaRoche, Inc., first as Senior Projects Specialist and then as Director of Information Management for Global Development. Dr. Kaiser worked in Project Management for Boots Pharmaceuticals from 1992 to 1994. From 1986 to 1992, he served in the positions of Assistant Professor and Associate Professor of Physics at the University of Texas at Arlington.
      Robert M. Stote, M.D., 65, has been a director since 1993. Dr. Stote has served as a Senior Vice President and Chief Medical Officer of Bentley Pharmaceuticals, Inc., a pharmaceutical company, since 1992. Dr. Stote also served as a director of Bentley Pharmaceuticals, Inc. from 1992 until 2004. Prior to 1992, Dr. Stote was employed for 20 years by SmithKline Beecham Corporation, serving as Senior Vice President and Medical Director, Worldwide Medical Affairs, from 1989 to 1992 and Vice President — Clinical Pharmacology — Worldwide from 1987 to 1989. Dr. Stote was Chief of Nephrology at Presbyterian Medical Center in Philadelphia from 1972 to 1989, and served as Clinical Professor of Medicine at the University of Pennsylvania.
The Board of Directors unanimously recommends that the shareholders vote “FOR” the three nominees whose two year term will expire in 2007.

Directors Continuing in Office
      Jeffrey A. Green, Pharm.D., FCP., 49, is the founder of DATATRAK and has served as our President, Chief Executive Officer and a director since March 1992. From 1984 to 1992, Dr. Green served as an Assistant Professor of Medicine and Radiology at Case Western Reserve University, Cleveland, Ohio. During his tenure at Case Western Reserve University, Dr. Green established and directed the Cardiovascular Clinical Pharmacology Research Program at University Hospitals of Cleveland. In addition, Dr. Green was an established investigator in clinical cardiology and PET scanning, and was responsible for directing over 90 individual investigations during his tenure. Dr. Green has authored over 90 publications and has been an invited speaker at more than 170 national meetings. He was the recipient of the McKeen Cattell Distinguished Achievement Award from the American College of Clinical Pharmacology in 1988. Dr. Green is a graduate of Purdue University (B.S.) and the University of Texas (Pharm.D.).
      Seth B. Harris, 65, has been a director since 1992, and is the Chairman of Brand Development Ventures Inc., a consulting company that offers a wide range of services in new product development and marketing, since 2002. During 2000 and 2001, Mr. Harris was the Chairman of Toy Craze, Inc., a Cleveland based toy company. Mr. Harris was the Chairman of Frieder Inc., a distributor of consumer products, from 1993 to 2000. Mr. Harris has been an active business consultant since his retirement as Chairman of the Board and President of Harris Wholesale, Inc., a wholesale pharmaceutical distribution company.
      Mark J. Ratain, M.D., 50, has been a director since April 1998. Dr. Ratain is a hematologist/oncologist and a clinical pharmacologist. He is the Leon O. Jacobsen Professor of Medicine and Chairman of the Committee on Clinical Pharmacology and Pharmacogenomics and Associate Director for Clinical Science for the Cancer Research Center at the University of Chicago. Dr. Ratain has been associated with the Department of Medicine at the University of Chicago since 1983. He has authored and co-authored more than 250 articles and book chapters principally relating to the treatment of cancer. Prior to becoming a director, Dr. Ratain served as Chairman of our Scientific Advisory Board for four years. He received his A.B. Degree in Biochemical Sciences from Harvard University and his M.D. from the Yale University School of Medicine.
BOARD OF DIRECTORS AND CORPORATE GOVERNANCE MATTERS
      During the last fiscal year, the Board of Directors met eleven times. No director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and the committees on which each served during the period for which each was a member of the Board of Directors.
      The Board of Directors has determined that all directors except Dr. Green, our President and Chief Executive Officer, are “independent” under the listing standards of the Nasdaq Stock Market. The independent directors meet at least twice a year in executive sessions. The sessions will be chaired by each of the Chairman of the Audit, Compensation and Nominating and Corporate Governance Committees on a rotating basis. Any independent director can request that an additional session be scheduled. Our policy is that each member of the Board of Directors is expected to attend the annual meeting of shareholders.
      The Board of Directors has an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and an Executive Committee. Set forth below is the current membership of each Board committee:

Nominating and
Audit		Corporate Governance
Committee	Compensation Committee	Committee	Executive Committee

Mr. Biro (Chairman)	Mr. Harris (Chairman)	Dr. Kaiser (Chairman)	Dr. Green (Chairman)
Dr. Kaiser	Mr. Biro	Dr. Ratain	Mr. Biro
Dr. Ratain	Dr. Stote	Dr. Stote	Dr. Kaiser

      Audit Committee. The Audit Committee is responsible for the annual appointment of our auditors, with whom the Audit Committee reviews the scope of audit and non-audit assignments and related fees, the accounting principles we use in financial reporting, internal financial auditing procedures and the adequacy of internal control procedures. Specific functions and responsibilities of the Audit Committee are set forth in the Audit Committee Charter adopted by the Board of Directors. Our Board has determined that each of the members of the Audit Committee satisfies the current independence standards of the Nasdaq Stock Market listing standards and Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended. The Audit Committee met seven times in 2004.
      The Board also has determined that the Audit Committee Chairman Timothy G. Biro is an “audit committee financial expert” as that term is defined in Item 401(h) of Regulation S-K. As a “audit committee financial expert,” Mr. Biro satisfies the Nasdaq financial literacy and sophistication requirements.
      Compensation Committee. The Compensation Committee has the authority to administer our equity-based compensation plans, including the selection of grantees and the timing of equity awards, to review and monitor key employee compensation and benefits policies and to review and make recommendations to the Board regarding our senior management yearly compensation levels. The Compensation Committee met twice during 2004.
      Nominating and Corporate Governance Committee. In September 2004, the Board of Directors formed the Nominating and Corporate Governance Committee to replace the Nominating Committee. The purpose of the Nominating and Corporate Governance Committee is to (1) identify, select and recommend qualified individuals as nominees for the Board of Directors at each annual meeting or when otherwise required to fill a vacancy or increase the size of the Board of Directors and (2) assist the Board of Directors in developing and implementing the Company’s corporate governance policies and guidelines. The Nominating and Corporate Governance Committee met three times during 2004.
      The Nominating and Corporate Governance Committee will seek candidates for an open director position by soliciting suggestions from Committee members, other Board members, senior management or others. The Committee also may retain a third-party executive search firm to identify candidates from time to time. Additionally, the Committee will consider any unsolicited recommendation for a potential candidate to the Board from Committee members, other Board members, management and shareholders. The Committee will accept shareholder recommendations regarding potential candidates for the Board, provided that shareholders send their recommendations to the Chairman of the Committee with the following information:

•	The name and contact information for the candidate;

•	A brief biographical description of the candidate, including his or her employment for at least the last five years, educational history, and a statement that describes the candidate’s qualifications to serve as a director;

•	A statement describing any relationship between the candidate and the nominating shareholder, and between the candidate and any employee, director, customer, supplier, vendor or competitor of DATATRAK; and

•	The candidate’s signed consent to be a candidate and to serve as a director if nominated and elected, including being named in our proxy statement.
      Once the Nominating and Corporate Governance Committee has identified a prospective candidate, the Committee makes a determination whether to conduct a full evaluation of the candidate. This initial determination is based primarily on the Board’s need to fill a vacancy or desire to expand the size of the Board as well as the likelihood that the candidate can meet the Committee’s evaluation criteria set forth below, as well as compliance with all other legal and regulatory requirements. The Committee will rely on public information about a candidate, personal knowledge of any Committee or Board member or member of management regarding the candidate, as well as any information submitted to the Committee by the person recommending a candidate for consideration. The Committee, after consultation with other Board members, will decide whether additional consideration of the candidate is warranted.

      If additional consideration is warranted, the Nominating and Corporate Governance Committee may request the candidate to complete a questionnaire that seeks additional information about the candidate’s independence, qualifications, experience and other information that may assist the Committee in evaluating the candidate. The Committee may interview the candidate in person or by telephone and also may ask the candidate to meet with senior management. The Committee then evaluates the candidate against the standards and qualifications set out in the Committee’s charter. Additionally, the Committee shall consider other relevant factors as it deems appropriate (including independence issues and family or related party relationships).
      Before nominating an existing director for re-election at an annual meeting, the Committee will consider the director’s past performance and contribution to the Board and its committees. After completing the Nominating and Corporate Governance Committee’s evaluation of new candidates or existing directors whose term is expiring, if the Committee believes the candidate would be a valuable addition to the Board or the existing director is a valued member of the Board, then the Committee will make a recommendation to the full Board that such candidate or existing director should be nominated by the Board. The Board will be responsible for making the final determination regarding prospective nominees after considering the recommendation of the Committee.
      Executive Committee. The Executive Committee has the authority to exercise all powers of the Board of Directors in the management of our business and affairs of at any time when the entire Board of Directors cannot meet. The Executive Committee did not meet in 2004.
Shareholder Communication with the Board
      Shareholders may communicate their concerns directly to the entire Board or specifically to non-management directors of the Board by submitting in writing to us at the following address: Shareholder Communication, DATATRAK International, Inc., 6150 Parkland Boulevard, Suite 100, Mayfield Heights, Ohio 44124. The status of all outstanding concerns addressed to the entire Board or only non-management directors will be reported to the chair of the Audit Committee on a quarterly basis.
Compensation of Directors
      On May 3, 2005, our Board approved a new director compensation program intended to compensate our directors in a fashion similar to other companies of our size and nature. Under the new compensation program, each continuing non-management director receives annual payments of $16,000 in cash and $16,000 in common shares. Each new non-management director will receive $16,000 in cash and up to $32,000 in common shares for their first year of service and thereafter will be compensated at the regular rate. The chair of our Audit Committee receives an additional annual payment of $4,000 in common shares and the chairs of our Compensation Committee and Nominating and Corporate Governance Committees receives an additional annual payment of $2,000 in common shares. Further, a retiring director who has served on our Board for at least five years and agreed to be available for limited consulting for a period of one year after his retirement will be entitled to receive up to $16,000 in common shares. In addition, each non-management director is paid a fee in common shares in arrears, ranging from $500 to $1000 per each attended meeting of our Board or a Committee. Directors are not paid for a Committee meeting when that meeting coincides with a quarterly Board meeting. Directors also receive reimbursement in arrears for reasonable expenses incurred in attending meetings of the Board of Directors. All payments to directors, other than reimbursement for expenses, are paid on a quarterly basis. For purposes of director payments in common shares, the common shares are valued at the closing price on the third business day following each quarterly earnings announcement and the common shares are issued on that same day.
      Previously, each non-management director received (1) an initial option grant to purchase 12,500 common shares at an exercise price equal to the fair market value of a share on the date of grant upon becoming a Board member, (2) an annual option grant to purchase 6,500 common shares at an exercise price equal to the fair market value of a share on the date of grant and (3) 1,000 common shares to each non-management Chairman of a standing committee of the Board of Directors at an exercise price equal to the fair market value of a share on the date of grant. The annual grants occurred automatically on the day of our annual shareholder meeting. Further, a retiring director who had served on our Board for at least five years and agreed to be available for limited consulting for a period of one year after his retirement received a grant to purchase 6,250 common shares.
Certain Related Party Transactions
      As a result of our December 2004 private placement, we are a party to a share purchase agreement that granted registration rights to the purchasers of our common shares issued in the private placement. Pursuant to the terms of the share purchase agreement, we registered 580,577 common shares, at our expense, on a Form S-3 Registration Statement filed with the Securities and Exchange Commission on January 12, 2005, as amended in a filing on March 11, 2005.
      In the private placement, Fidelity Securities Fund: Fidelity Small Cap Growth Fund (the “Fidelity Growth Fund”) purchased 11,500 of our common shares and received 1,500 warrants to purchase common shares. The Fidelity Growth Fund is a wholly-owned subsidiary of FMR Corp. and an affiliate of Fidelity Small Cap Stock Fund.
AUDIT COMMITTEE AND RELATED MATTERS
      The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Report by reference therein.
Report of the Audit Committee
      The Audit Committee oversees DATATRAK’s financial reporting process on behalf of the Board of Directors. The Audit Committee’s activities are governed by a written charter adopted by the Board of Directors.
      Management has the primary responsibility for our financial statements and the reporting process, including the system of internal controls. The independent auditors audit the annual financial statements prepared by management and express an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States. The Audit Committee monitors these processes.
      In this context, the Audit Committee met and held discussions with management and the independent auditors. Management represented to the Audit Committee that our financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee reviewed and discussed the audited financial statements with management and the independent auditors, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of specific judgments and the clarity of disclosures in the financial statements. The Audit Committee also discussed with the independent auditors such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended by Statement on Auditing Standards No. 90 (Audit Committee Communications).
      In addition, the independent auditors provided to the Audit Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees), related to the auditors’ independence. The Audit Committee discussed with the independent auditors the auditors’ independence from the Company and management and considered the compatibility of nonaudit services with the auditors’ independence.

      The Audit Committee discussed with DATATRAK’s financial management and independent auditors the overall scope and plans for the audit. The Audit Committee also met with the independent auditors, with and without management present, to discuss the results of the examinations, their evaluation of the Company’s internal controls and the overall quality of our financial reporting. In addition, the Audit Committee considered other areas of its oversight relating to the financial reporting process that it determined appropriate.
      Based on the reviews and discussions referred to above, upon recommendation of the Audit Committee and approval of the Board of Directors, the audited financial statements were included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 which was filed with the Securities and Exchange Commission on March 11, 2005.
THE AUDIT COMMITTEE
Timothy G. Biro (Chairman)
Dr. Jerome H. Kaiser
Dr. Mark J. Ratain
Independent Auditors
      The Audit Committee has appointed Ernst & Young LLP to continue as DATATRAK’s independent auditors for its fiscal year ending December 31, 2005. Set forth below are the aggregate fees and “out of pocket” expenses billed, on a consolidated basis, by Ernst & Young LLP for providing the services indicated for the fiscal years ended December 31, 2004 and December 31, 2003:

	Year End	Year End
	December 31, 2004	December 31, 2003

Audit fees(1)	$164,887	$158,425
Audit-Related fees(2)	5,491	—
Tax fees(3)	30,800	20,601
All Other Fees(4)	5,000	—
Total	$206,178	$179,026

(1)	Includes fees and expenses related to the fiscal year audit and the interim reviews, notwithstanding when the fees and expenses were billed or when the services were rendered.

(2)	Includes fees and expenses for services related to the Sarbanes-Oxley Act of 2002.

(3)	Includes fees and expenses for services relating to tax preparation and planning.

(4)	Includes fees and expenses for services rendered from January through December of the fiscal year, related to accounting for stock compensation equity plans, notwithstanding when the fees and expenses were billed.
      Representatives of Ernst & Young LLP are expected to be present at the annual meeting. They will have the opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.
Pre-Approval of Policies and Procedures
      The Audit Committee has adopted a policy that requires advance approval of all audit and non-audit services provided by our independent auditor prior to the engagement of the independent auditor with respect to such services. The Chairman of the Audit Committee has been delegated the authority by the Audit Committee to evaluate and pre-approve the engagement of the independent auditors when the entire Audit Committee is unable to do so. The Chairman must report all such pre-approvals to the entire Audit Committee at the next committee meeting.
      All of the services described above for our 2004 fiscal year were pre-approved by the Audit Committee.

EXECUTIVE OFFICER COMPENSATION
      The following Report of the Compensation Committee on Executive Compensation and the performance graph included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Report or the performance graph by reference therein.
Report of the Compensation Committee on Executive Compensation
      The Compensation Committee administers DATATRAK’s equity-based compensation plans, including the selection of grantees and the timing of equity awards, reviews and monitors key employee compensation and benefits policies and reviews and makes recommendations to the Board regarding DATATRAK’s senior management yearly compensation levels. The members of the Compensation Committee during 2004 were Messrs. Harris and Biro and Dr. Stote, all of whom were non-employee Directors.
      This report contains a discussion of the Board’s compensation philosophy, together with a discussion of the factors considered by the Compensation Committee in determining the compensation of our President and Chief Executive Officer and the Named Executive Officers.
Compensation Philosophy
      The Board of Directors’ compensation philosophy is that compensation paid to executive officers and other management personnel should consist of four elements: (1) salary, (2) annual incentive bonus, (3) equity awards, and (4) welfare, retirement and other benefits. The compensation package is designed to attract and retain top quality management employees. To some extent, elements of compensation are designed to vary as DATATRAK’s performance varies. In general, the elements of compensation that most typically have a significant relationship to the Company’s performance are awards under the Company’s equity-based and bonus plans. The Committee’s decisions concerning compensation make use of independent surveys of executive compensation of similarly situated companies.
      Historically, DATATRAK has used stock options as the equity component of our compensation program. Our proposed 2005 Omnibus Equity Plan would provide DATATRAK with significant flexibility to grant a variety of equity incentive awards, including restricted stock, stock options and stock appreciation rights. Given recent changes in, and the uncertain future regarding, the accounting and tax treatment of equity awards, increased flexibility in providing equity awards is beneficial. If the 2005 Omnibus Equity Plan is approved by shareholders, no further grants will be made under our stock option plans. The Board of Directors currently intends to use restricted stock grants, rather than stock options, for equity awards to executive officers and other management personnel.
      Presented below is a discussion of the various components of the compensation arrangements provided to the Named Executive Officers, as well as a discussion of the compensation arrangements provided to DATATRAK’s President and Chief Executive Officer.

2004 Compensation Decisions
      Base Salary and Benefits. Salaries of executive officers are subject to minimum levels set by the terms of each executive’s employment arrangement. The primary factor in setting salary levels pursuant to these arrangements was the desire to provide compensation in amounts sufficient to induce these individuals to either join or continue with the Company. Salary levels for executive officers reflect the Committee’s judgments on appropriate salaries in light of the duties and responsibilities inherent in the executives’ positions. The particular qualifications of an individual holding the position and his or her level of experience, as well as information concerning compensation paid by other companies in the industry, are considered in establishing salary levels. The Committee’s assessment of the individual’s performance and contribution to the Company’s performance are the primary criteria influencing decisions regarding salary adjustments. During January 2003, as part of the Company’s overall payroll cost savings plan, Dr. Green, Mr. Black, Mr. Shlaes and Dr. Summa each accepted a reduction in pay. Based on the Company’s 2004 profitability and projections for continued growth and profitability in 2005, the salaries of the executive officers were reinstated at the end of 2004, and each of the Named Executive Officers was granted a pay increase. Dr. Green’s new salary is $210,000 annually. Mr. Black’s new salary is $150,000 annually. Mr. Shlaes’s new salary is $152,000 annually. Dr. Summa’s new salary is 165,850 Euro annually.
      Equity-Based Incentive Awards. Historically, DATATRAK has used stock options as a long-term incentive program for its executive officers. Stock options have been used because they directly relate the amounts earned by the executive officers to the amount of appreciation realized by the Company’s shareholders over comparable periods. Stock options have also provided executive officers with the opportunity to acquire and build a meaningful ownership interest. As discussed above, if the 2005 Omnibus Equity Plan is approved by shareholders, the Committee will have a significant amount of flexibility in the types of equity awards that may be granted to executives. The Committee intends to consider equity-based awards throughout the year. In determining the size of a grant awarded to an individual executive officer, the Committee generally establishes a level of award based upon the position of the individual and his or her level of responsibility, and upon recommendations made by the President and Chief Executive Officer. The Committee’s decisions concerning equity incentive awards are based on its judgment concerning the appropriate amount of long-term compensation that should be paid to the executive in question. The Company awarded 27,000 such stock options to executives during 2004. A total of 96,000 stock options were awarded to employees and consultants, including the Named Executive Officers, during 2004.
      Bonuses. DATATRAK may pay additional compensation in the form of discretionary bonuses to executive officers. The bonus amount in any given year is determined by the Compensation Committee, taking into account several factors, including the executive officer’s salary and position, the executive officer’s performance and the Company’s overall performance. Bonuses may be provided either in the form of cash, equity awards or a combination of the two, as the Compensation Committee determines. Mr. Black and Mr. Shlaes each received a $10,000 bonus in 2004. No other bonuses were paid to the Named Executive Officers in 2004.
      President and Chief Executive Officer Compensation. Dr. Green’s employment contract contemplates compensation in two broad areas: (1) a base salary and (2) equity-based incentive awards under a long-term compensation plan. During December 2004, Dr. Green was granted an increase in his annual salary from $170,000 to $210,000. Of this increase, $30,000 represented a reinstatement to his 2002 salary level, and $10,000 represented a pay increase. Dr. Green was awarded options to purchase 12,000 common shares in 2004. Dr. Green did not receive a bonus in 2004.
THE COMPENSATION COMMITTEE
Seth B. Harris (Chairman)
Timothy G. Biro
Dr. Robert M. Stote

Compensation Committee Interlocks and Insider Participation
      There were no compensation committee interlocks or insider participation activities in 2004.
Summary Compensation Table
      The table below sets forth certain information concerning the annual or long-term compensation for services in all capacities, during the fiscal years ended December 31, 2004, 2003 and 2002, to the Company’s Chief Executive Officer and the three other executive officers of the Company whose annual salary and bonus exceeded $100,000 (the “Named Executive Officers”).

					Long-Term
					Compensation
					Awards
		Annual
		Compensation(1)			Securities
					Underlying		All Other
Name and Principal Position	Year	Salary		Bonus	Options/SARs		Compensation(2)

Dr. Jeffrey A. Green	2004	$176,540		$—	12,000	(3)	$—
President, Chief Executive	2003	172,310		—	11,000	(3)	—
Officer and Director	2002	198,850		—	22,500	(3)	—

Terry C. Black	2004	123,580		10,000	5,000	(4)	—
Vice President of Finance,	2003	120,620		—	7,000	(4)	—
Chief Financial Officer,	2002	139,130		—	7,813	(4)	—
Treasurer and Assistant Secretary

Marc J. Shlaes	2004	127,990		10,000	5,000	(5)	—
Vice President of Research	2003	124,920		—	7,000	(5)	—
and Development	2002	142,980		19,460	6,875	(5)	—

Dr. Wolfgang Summa	2004	170,880	(6)	—	5,000	(7)	—
Vice President of Global	2003	154,770		—	7,000	(7)	—
Operations	2002	153,400		—	18,875	(7)	—

(1)	No Named Executive Officer received perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of that individual’s salary plus annual bonus. No long-term incentive plan payouts or restricted stock awards have been made to any of the Named Executive Officers.

(2)	No other compensation was received by the Named Executive Officers.

(3)	Dr. Green’s options were granted as follows: (1) 22,500 on June 4, 2002, at an exercise price of $2.78 per share, 50% of which became exercisable on June 4, 2004 and 50% of which will become exercisable on June 4, 2006, (2) 10,000 on December 23, 2003, at an exercise price of $6.07 per share, 50% of which will become exercisable on December 23, 2005 and 50% of which will become exercisable on December 23, 2007, (3) 1,000 on December 23, 2003, at an exercise price of $6.07 per share, 50% of which became exercisable on December 23, 2004 and 50% of which will become exercisable on December 23, 2005 and (4) 12,000 on December 28, 2004, at an exercise price of $11.02 per share, 50% of which will become exercisable on December 28, 2006 and 50% of which will become exercisable on December 28, 2008.

(4)	Mr. Black’s options were granted as follows: (1) 7,813 on June 4, 2002, at an exercise price of $2.78 per share, 50% of which became exercisable on June 4, 2004 and 50% of which will become exercisable on June 4, 2006, (2) 6,000 on December 23, 2003, at an exercise price of $6.07 per share, 50% of which will become exercisable on December 23, 2005 and 50% of which will become exercisable on December 23, 2007, (3) 1,000 on December 23, 2003, at an exercise price of $6.07 per share, 50% of which became exercisable on December 23, 2004 and 50% of which will become exercisable on December 23, 2005 and (4) 5,000 on December 28, 2004, at an exercise price of $11.02 per share, 50% of which will become exercisable on December 28, 2006 and 50% of which will become exercisable on December 28, 2008.

(5)	Mr. Shlaes’s options were granted as follows: (1) 6,875 on June 4, 2002, at an exercise price of $2.78 per share, 50% of which became exercisable on June 4, 2004 and 50% of which will become exercisable on June 4, 2006, (2) 6,000 on December 23, 2003, at an exercise price of $6.07 per share, 50% of which will become exercisable on December 23, 2005 and 50% of which will become exercisable on December 23, 2007, (3) 1,000 on December 23, 2003, at an exercise price of $6.07 per share, 50% of which became exercisable on December 23, 2004 and 50% of which will become exercisable on December 23, 2005 and (4) 5,000 on December 28, 2004, at an exercise price of $11.02 per share, 50% of which will become exercisable on December 28, 2006 and 50% of which will become exercisable on December 28, 2008.

(6)	Dr. Summa’s 2004 salary was 136,700 Euro. Based on the average exchange rate between the United States dollar and the Euro during 2004, Dr. Summa’s 2004 salary of 136,700 Euro was the equivalent of $170,880.

(7)	Dr. Summa’s options were granted as follows: (1) 18,875 on June 4, 2002, at an exercise price of $2.78 per share, 50% of which became exercisable on June 4, 2004 and 50% of which will become exercisable on June 4, 2006, (2) 6,000 on December 23, 2003, at an exercise price of $6.07 per share, 50% of which will become exercisable on December 23, 2005 and 50% of which will become exercisable on December 23, 2007, (3) 1,000 on December 23, 2003, at an exercise price of $6.07 per share, 50% of which became exercisable on December 23, 2004 and 50% of which will become exercisable on December 23, 2005 and (4) 5,000 on December 28, 2004, at an exercise price of $11.02 per share, 50% of which will become exercisable on December 28, 2006 and 50% of which will become exercisable on December 28, 2008.

Option Grants in Last Fiscal Year
      The table below sets forth certain information concerning grants of stock options made during the year ended December 31, 2004 to the Named Executive Officers. Such grants are reflected in the Summary Compensation Table above.

	Individual Grants
					Potential Realizable Value at
	Number of	% of Total			Assumed Annual Rates of Stock
	Securities	Options			Price Appreciation for Option
	Underlying	Granted to	Exercise or		Term(3)
	Options	Employees in	Base Price	Expiration
Name	Granted(1)	Fiscal Year(2)	($/Sh)	Date	5%($)	10%($)

Dr. Jeffrey A. Green	12,000	13%	$11.02	12/28/14	$83,165	$210,757
Terry C. Black	5,000	5	11.02	12/28/14	34,652	87,815
Marc J. Shlaes	5,000	5	11.02	12/28/14	34,652	87,815
Dr. Wolfgang Summa	5,000	5	11.02	12/28/14	34,652	87,815

(1)	All options were awarded at an exercise price equal to the fair market value of our common shares on the date of grant.

(2)	Based on an aggregate of 96,000 options granted to employees under our Amended and Restated 1996 Key Employees and Consultants Stock Option Plan, including the Named Executive Officers.

(3)	Potential realizable value is based upon certain assumed rates of appreciation pursuant to rules prescribed by the Commission, and do not represent an estimate of the future stock price growth in our common shares. Actual gains, if any, on stock option exercises are dependent on the future performance of our common shares. There can be no assurance that the amounts reflected in this table will be achieved.

Option Exercises and Fiscal Year-End Option Values
      The table below shows information with respect to the exercise of options to purchase common shares by the Named Executive Officers and unexercised options to purchase common shares for the Named Executive Officers as of December 31, 2004.
Aggregate Option Exercises in Last Fiscal Year
and December 31, 2004 Option Value

			Number of Securities
			Underlying Unexercised		Value of Unexercised
			Options at		In-the-Money Options at
	Stock		December 31, 2004		December 31, 2004(1)
	Acquired on	Value
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable(2)	Unexercisable

Dr. Jeffrey A. Green	—	$—	151,750	33,750	$928,153	$143,153
Terry C. Black	5,000	36,750	60,657	15,406	334,110	63,632
Marc J. Shlaes	12,500	57,750	60,938	14,937	433,728	59,800
Dr. Wolfgang Summa	12,500	90,875	54,938	20,937	405,348	108,820

(1)	Options are in-the-money if the market value of our common shares exceeds the exercise price.

(2)	Represents the total gain which would be realized if all in-the-money options beneficially held at December 31, 2004 were exercised, determined by multiplying the number of common shares underlying the options by the difference between the per share option exercise price and $10.95, the closing price for our common shares as reported by Nasdaq on December 31, 2004.
Equity Compensation Plan Information
      The following table sets forth information concerning common shares authorized or available for issuance under our equity compensation plans as of the December 31, 2004.

Number of
Securities
	Number of	Weighted-	Remaining Available
	Securities to be	Average Exercise	for Future Issuance
	Issued Upon	Price of	Under Equity
	Exercise of	Outstanding	Compensation Plans
	Outstanding	Options,	(Excluding
	Options, Warrants	Warrants and	Securities Reflected
Plan Category	and Rights	Rights	in Column (a))

	(a)	(b)	(c)
Equity compensation plans approved by shareholders	1,325,967	$4.96	188,775
Equity compensation plans not approved by shareholders(1)(2)	106,889	$13.27	—

Total	1,432,856	$5.58	188,775

(1)	The terms of our August 2003 private placement of 602,500 common shares required the issuance of warrants to purchase common shares at $4.80 per share as payment for services performed by certain placement agents related to our private placement. 12,625 of these warrants were outstanding at December 31, 2004. The warrants are fully vested as of the date of grant and expire August 8, 2008.

(2)	The terms of our December 2004 private placement of 486,313 common shares required the issuance of warrants to purchase a total of 21,316 common shares at $14.40 per share as payment for services performed by certain placement agents related to our private placement. In addition, the private placement required the issuance of warrants to purchase a total of 72,948 common shares at $14.40 per share to the investors who participated in our private placement. The warrants, all of which were outstanding at December 31, 2004, are fully vested as of the date of grant and expire December 23, 2007.

Employment Agreements
      Dr. Jeffrey A. Green. In February 2001, we entered into an employment agreement with Dr. Green providing for an initial term of one year. This agreement, which remains in effect, automatically renews for successive one-year periods thereafter unless certain prior notice requirements are satisfied. The base salary initially provided for in this agreement is $180,000 per year, to be reviewed at least annually by the Compensation Committee. Currently the base salary provided for Dr. Green pursuant to this agreement is $210,000 for 2005. Bonuses may be paid to Dr. Green at the discretion of the Compensation Committee. The agreement also provides Dr. Green with the right to participate in all benefit plans made available to our executives and/or employees. Dr. Green’s employment may be terminated with or without cause, upon his death or disability or with sufficient reason. Additionally, under this agreement, Dr. Green is entitled to terminate his employment for “good reason.” “Good reason” for such termination will exist if at any time, (1) there is a material breach of Dr. Green’s employment agreement by the Company, (2) shareholders fail to elect Dr. Green to the Board of Directors or Dr. Green is otherwise removed from the Board of Directors, and (3) except in connection with the termination of Dr. Green’s employment in strict compliance with the terms of the agreement, the Board of Directors (a) fails to elect Dr. Green to his current executive position, (b) fails to vest Dr. Green with the powers and authority customarily associated with his current position or (c) significantly diminishes his responsibilities, duties, power or authority. If Dr. Green terminates his employment for good reason, he will be entitled to continue to receive his base salary for two years following the date of such termination. If Dr. Green’s employment is terminated in connection with a sale of our business, he will be entitled to continue to receive his base salary for one year following the date of such termination. If his employment is terminated without cause or without sufficient reason, he will be entitled to continue to receive his base salary for a period of two years subsequent to the date of termination. If Dr. Green terminates his employment without good reason, or if he is terminated for “cause,” then he will be entitled to receive his base salary through the date of termination. For purposes of Dr. Green’s agreement, “cause” is defined as a determination by the Board of Directors that the employee was (1) convicted of a felony involving moral turpitude or a felony in connection with his employment, (2) engaged in fraud, embezzlement, material willful destruction of property or material disruption of our operations, (3) using or in possession of illegal drugs and/or alcohol on our premises or reporting to work under the influence of same, or (4) engaged in conduct, in or out of the workplace, which in our reasonable determination has an adverse effect on our reputation or business. “Sufficient reason” shall mean a good faith determination that the employee failed to adequately perform his duties as an officer or achieve the business objectives mutually agreed upon by the parties. Dr. Green also agreed to certain noncompetition and nondisclosure provisions, which under certain conditions continue for a period of up to twenty-four months following a termination of Dr. Green’s employment.
      Terry C. Black. In February 2001, we entered into an employment agreement with Mr. Black providing for an initial term of one year. This agreement, which remains in effect, automatically renews for successive one-year periods thereafter unless certain prior notice requirements are satisfied. The base salary initially provided for in this agreement is $125,000 per year, to be reviewed at least annually by the Compensation Committee. Currently the base salary provided for Mr. Black pursuant to this agreement is $150,000 for 2005. Bonuses may be paid to Mr. Black at the discretion of the Compensation Committee. The agreement also provides Mr. Black with the right to participate in all benefits plans made available to our executives and/or employees. Mr. Black’s employment may be terminated with or without cause or upon his death or disability. Additionally, Mr. Black is entitled to terminate his employment for “good reason.” If Mr. Black terminates his employment for good reason, he will be entitled to receive his base salary for a period of one year following the date of such termination. If Mr. Black’s employment is terminated in connection with a sale of our business, he will be entitled to continue to receive his base salary for one year following the date of such termination. If his employment is terminated without cause, he will be entitled to receive his base salary for a period of one year subsequent to the date of termination. If Mr. Black terminates his employment without good reason, or if he is terminated for “cause,” he will be entitled to receive his base salary through the date of termination. For purposes of Mr. Black’s agreement, “cause” is defined as a determination by the Board of Directors that the employee was (1) convicted of a felony involving moral turpitude or a felony in connection with his employment, (2) engaged in fraud, embezzlement, material willful destruction of property or material disruption of our operations, (3) using or in possession of illegal drugs and/or alcohol on our premises or reporting to work under the influence of same, or (4) engaged in conduct, in or out of the workplace, which in our reasonable determination has an adverse effect on our reputation or business. Mr. Black also agreed to certain noncompetition and nondisclosure provisions, which continue under certain conditions for a period up to eighteen months following a termination of Mr. Black’s employment.
      Dr. Wolfgang Summa. In December 2000, Dr. Summa signed an employment agreement with our German subsidiary, DATATRAK Deutschland GmbH, providing for an initial term of four years. This agreement, which remains in effect, automatically renews for successive one-year periods thereafter unless certain prior notice requirements are satisfied. The base salary initially provided for in this agreement is 107,370 Euro (approximately $110,000) per year, to be reviewed at least annually by the Compensation Committee. Currently the base salary provided for Dr. Summa pursuant to this agreement is 165,850 Euro for 2005. Bonuses may be paid to Dr. Summa at the discretion of the Compensation Committee. The agreement also provides Dr. Summa with the right to participate in all benefits plans made available to our executives and/or employees. Dr. Summa’s employment may be terminated with or without cause or upon his death or disability. Additionally, Dr. Summa is entitled to terminate his employment for “good reason.” If Dr. Summa terminates his employment for good reason, he will be entitled to receive his base salary for a period of one year following the date of such termination. If Dr. Summa’s employment is terminated in connection with the sale of our business, he will be entitled to continue to receive his base salary for one year following the date of such termination. If his employment is terminated without cause, he will be entitled to receive his base salary for a period of one year subsequent to the date of termination. If Dr. Summa terminates his employment without good reason, or if he is terminated for “cause,” he will be entitled to receive his base salary through the date of termination. For purposes of Dr. Summa’s agreement, “cause” is defined as a determination by the Board of Directors that the employee was (1) convicted of a felony involving moral turpitude or a felony in connection with his employment, (2) engaged in fraud, embezzlement, material willful destruction of property or material disruption of our operations, (3) using or in possession of illegal drugs and/or alcohol on our premises or reporting to work under the influence of same, or (4) engaged in conduct, in or out of the workplace, which in our reasonable determination has an adverse effect on our reputation or business. Dr. Summa also agreed to certain noncompetition and nondisclosure provisions, which continue under certain conditions for a period up to eighteen months following a termination of Dr. Summa’s employment. The agreement is governed by German law.
      Marc J. Shlaes. In March 2003, we entered into an employment agreement with Mr. Shlaes providing for an initial term of one year. This agreement, which remains in effect, automatically renews for successive one-year periods thereafter unless certain prior notice requirements are satisfied. The base salary initially provided for in this agreement is $145,000 per year, to be reviewed at least annually by the Compensation Committee. Currently the base salary provided for Mr. Shlaes pursuant to this agreement is $152,000 for 2005. Bonuses may be paid to Mr. Shlaes at the discretion of the Compensation Committee. The agreement also provides Mr. Shlaes with the right to participate in all benefits plans made available to our executives and/or employees. Mr. Shlaes’s employment may be terminated with or without cause or upon his death or disability. Additionally, Mr. Shlaes is entitled to terminate his employment for any or no reason. If Mr. Shlaes voluntarily terminates his employment, all obligations under his employment will cease to exist. If Mr. Shlaes’s employment is terminated in connection with the sale of our business, he will be entitled to continue to receive his base salary for one year following the date of such termination. If his employment is terminated without cause, he will be entitled to receive his base salary for a period of one year subsequent to the date of termination. If Mr. Shlaes is terminated for “cause,” he will be entitled to receive his base salary through the date of termination. For purposes of Mr. Shlaes’s agreement, “cause” is defined as a determination by the Board of Directors that the employee (1) fails to complete satisfactorily our routine pre-employment background check, (2) was convicted of a felony involving moral turpitude or a felony in connection with his employment, (3) was engaged in fraud, embezzlement, material willful destruction of property or material disruption of our operations, (4) was using or in possession of illegal drugs and/or alcohol on our premises or reporting to work under the influence of same, or (5) was engaged in conduct, in or out of the workplace, which in our reasonable determination has an adverse effect on the our reputation or business. Mr. Shlaes also agreed to certain noncompetition and nondisclosure provisions, which continue under certain conditions for a period up to fifteen months following a termination of Mr. Shlaes’s employment.

Performance Graph
      The following line graph compares the yearly cumulative total shareholder return on our common shares against the cumulative total return of the Nasdaq Stock Market U.S. Index and the Nasdaq Health Services Index for the period commencing December 31, 1999 and ending December 31, 2004. The graph assumes that the value of the investment in our common shares and each index was $100 on December 31, 1999, and that all dividends, if any, were reinvested.
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
AMONG DATATRAK INTERNATIONAL, INC., THE NASDAQ STOCK MARKET
(U.S.) INDEX AND THE NASDAQ HEALTH SERVICES INDEX

	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04

DATATRAK	100	77.60	73.10	47.45	166.90	307.03
Nasdaq US	100	60.30	45.49	26.40	38.36	40.51
Nasdaq Health Services	100	78.33	83.23	75.37	95.63	112.45

APPROVAL AND ADOPTION OF THE DATATRAK INTERNATIONAL, INC.
2005 OMNIBUS EQUITY PLAN
BACKGROUND

Q:	WHAT AM I VOTING ON?

A:	A proposal to approve and adopt the DATATRAK International, Inc. 2005 Omnibus Equity Plan (the “Omnibus Plan”), the principal provisions of which are described below. The following description is qualified in its entirety by reference to the actual terms and provisions of the Omnibus Plan, which is set forth as Appendix A to this Proxy Statement.

Q:	WHAT IS THE OMNIBUS PLAN?

A:	The Omnibus Plan is intended to be the primary share-based award program for covered employees and directors. The Omnibus Plan will provide the Company with flexibility to grant a variety of share-based awards. The Omnibus Plan is also designed to permit the Company to grant performance-based awards that comply with Section 162(m) of the Internal Revenue Code (“Code”), as described below.

Q:	HAS THE OMNIBUS PLAN BEEN APPROVED AND ADOPTED BY THE COMPANY’S BOARD OF DIRECTORS?

A:	Yes, but subject to shareholder approval. The Omnibus Plan was approved by the Compensation Committee of the Board of Directors (the “Compensation Committee”) and further approved and adopted by the Board of Directors on May 3, 2005, subject to shareholder approval. Under Securities and Exchange Commission and Nasdaq Stock Market rules, the Company is required to submit the Omnibus Plan to a vote of the shareholders.

Q:	WHY DID THE BOARD OF DIRECTORS APPROVE THE OMNIBUS PLAN?

A:	The Board of Directors believes that share-based awards should be an important component of the Company’s compensation programs. The Omnibus Plan will give the Compensation Committee flexibility to grant a wider variety of share-based awards (including performance awards intended to comply with Section 162(m) of the Code) than currently available under the Company’s existing stock option plans. Furthermore, as of May 31, 2005, under the Company’s 1996 Key Employees and Consultants Stock Option Plan and the Company’s Outside Director Stock Option Plan only 32,560 common shares and 137,000 common shares, respectively, were available for grant. Therefore, the Board and the Compensation Committee approved the Omnibus Plan in order to provide access to a sufficient pool, and broad variety, of share-based awards with the mix of awards determined taking into account such factors as the type and level of employee, relevant business and performance goals and the prevailing tax and accounting treatments. The goals of the Omnibus Plan are to: (i) attract and retain skilled and qualified officers, employees and directors who are expected to contribute to the Company’s success by providing long-term incentive compensation opportunities competitive with those made available by other companies; (ii) motivate participants to achieve the long-term success and growth of the Company; (iii) facilitate ownership of shares of the Company; and (iv) align the interests of the participants with those of the Company’s shareholders.

The Omnibus Plan will also allow the Compensation Committee to react appropriately to upcoming changes in the accounting treatment for stock options and other forms of stock compensation which have been the subject of a great deal of Financial Accounting Standards Board and other regulatory and legislative activity. Among the changes are the expensing of stock options for financial accounting purposes and fixed accounting for fully performance-based equity awards. In addition, nonqualified deferred compensation is subject to substantial restrictions under recently enacted legislation, particularly with respect to the timing of distributions. The Omnibus Plan will enhance the ability of the Compensation Committee to fashion awards that will provide appropriate compensation within the anticipated requirements.

Q.	WHAT CRITERIA MAY THE COMPENSATION COMMITTEE USE TO SPECIFY PERFORMANCE GOALS FOR AWARDS MADE TO PERSONS INTENDED TO SATISFY INTERNAL REVENUE CODE SECTION 162(M) UNDER THE OMNIBUS PLAN?

A.	The Compensation Committee may use performance objectives based on one or more measures. Specific performance goals may be based on stock price, market share, sales, earnings per share, return on equity, costs, earnings capital adjusted pre-tax earnings (economic profit), net income, operating income, performance profit (operating income minus an allocated charge approximating the Company’s cost of capital, before or after tax), gross margin, revenue, working capital, total assets, net assets, shareholders’ equity and cash flow. The Compensation Committee may designate a single goal criterion or multiple goal criteria. Performance measurement may be based on absolute Company, business unit or divisional performance and/or performance as compared with that of other publicly-traded companies.

Q.	WHAT AWARDS WILL THE COMPENSATION COMMITTEE MAKE PURSUANT TO THE OMNIBUS PLAN IN FISCAL 2005?

A.	Under the new director compensation program, in consideration of their services to the Company, it is anticipated that each director will receive an annual base compensation grant of $16,000 worth of fully-vested Common Shares. The new director compensation program, including a complete discussion of the value of Common Shares that may be granted to directors, is described in full in the section entitled “Compensation of Directors” on page seven of this proxy statement. Otherwise, the future benefits or specific amounts that would be received by employees and directors under the Omnibus Plan have not yet been determined. In addition, the benefits or amounts which would have been received by or allocated to such persons for the last completed fiscal year if the Omnibus Plan had been in effect cannot be determined.

Q:	WHAT VOTE IS REQUIRED TO ADOPT AND APPROVE THE OMNIBUS PLAN?

A:	The affirmative vote of a majority of the outstanding common shares of the Company (“Common Shares”) voted at the meeting is required for approval and adoption of the Omnibus Plan. Shareholders present at the meeting, either in person or by proxy, will be eligible to vote for or against adoption of the Omnibus Plan. Shareholders who abstain will in effect be voting against the proposal. Broker non-votes, however, are not counted as present for determining whether this proposal has been approved and have no effect on its outcome.

Q:	CAN THE OMNIBUS PLAN BE AMENDED? IF SO, IS SHAREHOLDER APPROVAL REQUIRED?

A:	The Board of Directors has discretionary authority to amend the Omnibus Plan. However, generally an amendment cannot materially and adversely affect the rights of grantees without their written consent. The Company’s shareholders must approve any amendment to increase the maximum aggregate number of Common Shares that may be issued under the Omnibus Plan. Also, the Company’s shareholders must approve any amendment meeting the definition of a “material revision” under Nasdaq Stock Market rules.

Q:	HOW LONG MAY AWARDS BE MADE UNDER THE OMNIBUS PLAN?

A:	The Omnibus Plan will be effective concurrent with shareholder approval if approved by shareholders at the 2005 Annual Meeting. Subject to shareholder approval and the Board of Directors’ discretion to terminate the Omnibus Plan at an earlier date, awards may be made through the date that is exactly ten years following the date of shareholder approval.

Q:	WHERE CAN I FIND THE TEXT OF THE OMNIBUS PLAN?

A:	A copy of the DATATRAK International, Inc. 2005 Omnibus Equity Plan is attached as Appendix A. The following summary of the material features of the Omnibus Plan is qualified in its entirety by reference to the terms of the plan.

ADMINISTRATION, ELIGIBILITY AND PARTICIPATION

Q:	WHO WILL ADMINISTER THE OMNIBUS PLAN?

A:	The Omnibus Plan will be administered by the Compensation Committee on the basis of a plan year ending on December 31. The Board of Directors has discretion and authority to appoint a different committee to administer the Omnibus Plan. Each member of the Compensation Committee is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, an “outside director” as set forth in Section 162(m) of the Code, and an “independent director” under The Nasdaq Stock Market Marketplace Rules. The Compensation Committee’s authority under the Omnibus Plan includes, but is not limited to, the authority to: (i) grant awards under the Omnibus Plan; (ii) select the officers, employees and eligible directors to whom awards are granted; (iii) determine the types of awards granted and the timing of such awards; (iv) determine whether an award is, or is intended to be, “performance-based compensation” within the meaning of Internal Revenue Code Section 162(m); (v) determine or modify the terms and conditions of any award, to the extent not inconsistent with the terms of the Omnibus Plan and any operative employment or other agreement; (vi) determine whether any conditions or objectives relating to awards have been met; (vii) adopt, alter and repeal such administrative rules, guidelines, practices and administrative forms governing the Omnibus Plan as it deems advisable; (viii) construe, interpret, administer and implement the terms of the Omnibus Plan, any award and related agreements; (ix) correct any defect, supply any omission and reconcile any inconsistency in or between the Omnibus Plan, any award and related agreements; (x) prescribe any legends to be affixed to certificates representing Common Shares or other interests granted or issued under the Omnibus Plan; (xi) subsequently modify or waive any terms and conditions of Awards, not inconsistent with the terms of this Plan and any operative employment or other agreement; (xii) promulgate such administrative forms as they from time to time deem necessary or appropriate for administration of the Omnibus Plan; and (xiii) otherwise supervise the administration of the Omnibus Plan.

Q:	WHO IS ELIGIBLE TO PARTICIPATE IN THE OMNIBUS PLAN?

A:	The Compensation Committee will, from time to time and in its sole and exclusive discretion, determine those employees of the Company and its affiliates who are eligible for awards. In addition, members of the Company’s Board of Directors are eligible for awards.
SHARE AND AWARD LIMITATIONS

Q:	WHAT IS THE SOURCE OF THE COMMON SHARES AWARDABLE UNDER THE OMNIBUS PLAN?

A:	The Company will award treasury or authorized but unissued Common Shares under the Omnibus Plan. As of the close of trading on June 14, 2005, the price of a share of Common Shares was $17.81.

Q:	HOW MANY COMMON SHARES MAY BE ISSUED UNDER THE OMNIBUS PLAN?

A:	350,000 Common Shares may be issued under the Omnibus Plan.

Q:	HOW MANY TOTAL COMMON SHARES MAY BE ISSUED PURSUANT TO NEW GRANTS UNDER ALL OF THE COMPANY’S EQUITY PLANS?

A:	The 169,560 total Common Shares that could be issued pursuant to new awards under the Company’s current equity plans will not be issued if the Omnibus Plan is approved. Accordingly, a total of 350,000 Common Shares will be available for issuance pursuant to new equity awards if the Omnibus Plan is approved by shareholders.

Q:	ARE THERE LIMITS ON GRANTS TO INDIVIDUAL PARTICIPANTS?

A:	Yes. The Board of Directors believes that annual participant limitations on specific types of awards are appropriate. The maximum number of Common Shares subject to awards to any participant during any fiscal year is 35,000.

Q:	ARE SHARES UNDER EXPIRED AWARDS CHARGED AGAINST THE OMNIBUS PLAN’S SHARE AND AWARD LIMITATIONS?

A:	No. If Common Shares are not issued because an award is no longer valid, the number of Common Shares under that award will not be charged against the 350,000 total Common Shares that may be issued under the Omnibus Plan. For instance, if an award is terminated, expired, forfeited or canceled, the Common Shares that were subject to that award will not be charged against the maximum number of shares that may be issued under the Omnibus Plan or that may be awarded to a participant in a fiscal year under the Omnibus Plan.
TYPES OF AWARDS — IN GENERAL

Q:	WHAT TYPES OF AWARDS MAY BE GRANTED UNDER THE OMNIBUS PLAN?

A:	The Omnibus Plan provides for several types of share-based awards. These are Performance Shares, Restricted Shares and Restricted Shares Units (together, “Incentive Awards”), Common Shares, Stock Options and Stock Appreciation Rights. Awards are contingent upon participants’ execution of award agreements prescribed by the Compensation Committee.
TYPES OF AWARDS — COMMON SHARES

Q:	WHAT ARE COMMON SHARES?

A:	Common Shares are unrestricted common shares of the Company. Common Shares may only be awarded to directors in consideration of services rendered to the Company in their role as directors. It is anticipated that the Omnibus Plan will serve as the source of Common Shares for directors’ compensation packages.
TYPES OF AWARDS — INCENTIVE AWARDS

Q:	WHAT TYPES OF INCENTIVE AWARDS MAY BE GRANTED UNDER THE OMNIBUS PLAN?

A:	Performance Shares, Restricted Shares and Restricted Share Units.

Q:	WHAT FORM OF PAYMENT IS THE COMPANY REQUIRED TO MAKE WITH RESPECT TO INCENTIVE AWARDS?

A:	Upon achievement of performance goals and satisfaction of other terms and conditions specified in the applicable award agreement, distributions will be made in Common Shares.

Q:	WHAT ARE PERFORMANCE SHARES?

A:	Performance Shares are the right to receive a specified number of Common Shares in the future conditioned upon the attainment of specified performance objectives and such other conditions, restrictions and contingencies as the Compensation Committee may determine. At the time of grant of a Performance Share award, the Compensation Committee must specify the performance objectives which, depending on the extent to which they are met, will determine the number of Common Shares to be distributed to the participant. The Compensation Committee will also specify the time period or periods during which the performance objectives must be met (the “Performance Period”). The Compensation Committee may adjust or modify the performance objectives or periods, provided that any such modifications meet the requirements of Section 162(m) of the Code, to the extent applicable, unless the Compensation Committee determines that such requirements should not be satisfied.

Q:	WHAT ARE RESTRICTED SHARES?

A:	Restricted Shares are an award of Common Shares that are currently issued to a participant subject to forfeiture and transfer and other restrictions that will cease to apply at a future date or dates when specified performance goals have been attained and/or other terms and conditions specified in the applicable award agreement are satisfied. Restricted Shares may be issued to a participant for no consideration or for a purchase price which may be below the underlying shares’ fair market value.

Q:	WHAT ARE RESTRICTED SHARES UNITS?

A:	Restricted Share Units are Common Shares that will be issued to a participant in the future when specified performance goals have been attained and/or other terms and conditions specified in the applicable award agreement are satisfied. The Compensation Committee may provide that restrictions lapse upon the attainment of specified performance objectives (performance-vested), after the passage of time (time-vested) or upon certain events (such as death, disability or retirement). The Compensation Committee may waive any restrictions or accelerate the date or dates on which restrictions lapse, except that no waiver may apply to a term that is not within the Compensation Committee’s discretion to waive under the Omnibus Plan.
TYPES OF AWARDS — STOCK OPTIONS

Q:	WHAT TYPES OF STOCK OPTIONS MAY BE AWARDED?

A:	Incentive stock options (“ISOs”) and nonqualified stock options (“NQSOs”). ISOs are intended to meet the requirements for favorable tax treatment under Section 422 of the Code. NQSOs do not meet those requirements.

Q:	DO ANY SPECIAL RESTRICTIONS APPLY TO INCENTIVE STOCK OPTIONS?

A:	Yes. An ISO may only be granted to employees (including officers and directors who are also employees) of the Company or a “subsidiary corporation” as defined in the Code. No ISO may be exercisable on or after the tenth (10th) anniversary of the date of grant nor may any ISO be granted on or after the tenth anniversary of the effective date of the Omnibus Plan. The exercise price of an ISO cannot be less than the fair market value of the underlying stock on the date of grant, which generally means the last closing price of the stock as reported on The Nasdaq Stock Market on the date of grant. If an ISO is granted to a participant who owns, at the time of grant, in excess of ten percent (10%) of the total outstanding Common Shares of the Company, the exercise price of the ISO must be at least one hundred ten percent (110%) of the fair market value of the underlying stock on the date of grant and the term of the ISO cannot be longer than five years from the date of grant. The total fair market value of shares subject to ISOs which are exercisable for the first time by any participant in any given calendar year (under any plan of the Company and related companies) cannot exceed one hundred thousand dollars ($100,000) (valued as of the date of grant). No ISO may be exercisable more than three (3) months following termination of employment for any reason other than death or disability, nor more than one (1) year with respect to disability terminations, or such option will no longer qualify as an ISO and will therefore be treated as an NQSO. ISOs are also non-transferable in accordance with the provisions of the Code.

Q:	HOW IS THE EXERCISE PRICE OF STOCK OPTIONS DETERMINED?

A:	The exercise price will not be less than the fair market value of a Common Share on the date the option is granted multiplied by the number of Common Shares subject to the option. The exercise price of ISOs granted to individuals with at least a ten percent (10%) voting interest in the Company or related companies will be 110% of such exercise price.

Q:	DOES THE OMNIBUS PLAN PERMIT REPRICING OF STOCK OPTIONS?

A:	No.

Q:	WHEN ARE STOCK OPTIONS EXERCISABLE?

A:	Stock options are exercisable at such time or times provided in the applicable award agreement but, in any event, before their expiration or termination.

Q:	HOW IS AN OPTION EXERCISED?

A:	An option is exercised by providing the Company’s Chief Financial Officer with: (1) a complete, signed, and written notice of exercise on a form prescribed by the Compensation Committee; and (2) full payment of the exercise price in a form authorized in the applicable award agreement. During the optionee’s lifetime, the optionee or his or her guardian or legal representative may exercise an option.

After the optionee’s death, only the legal representative of the optionee’s estate or the legatee or heir of the optionee may exercise an option.

Q:	WHEN DOES AN OPTION TERMINATE?

A:	Options shall not have a term of more than ten (10) years (five (5) years for ISOs granted to individuals with at least a ten percent (10%) voting interest in the Company or related companies). The Compensation Committee may impose a shorter term under the applicable award agreement.

TYPES OF AWARDS — STOCK APPRECIATION RIGHTS

Q:	WHAT IS A STOCK APPRECIATION RIGHT?

A:	A Stock Appreciation Right (“SAR”) is an award the holder of which is entitled to Common Shares with a fair market value equal to the amount by which the fair market value of a Common Share on the date of exercise exceeds the exercise price multiplied by the number of SARs exercised. The exercise price is never less than the fair market value of a Common Share on the date of grant.

Q:	WHAT FORM OF PAYMENT IS REQUIRED WHEN A STOCK APPRECIATION RIGHT IS EXERCISED?

A:	Upon exercise, interests in Stock Appreciation Rights are distributed in Common Shares.
PARTICIPANT RIGHTS

Q:	DO PARTICIPANTS HAVE SHAREHOLDER RIGHTS?

A:	Recipients of Common Shares will have shareholder rights, including dividend and voting rights. Recipients of Restricted Share or Performance Share awards will ordinarily have the shareholder rights described above. Recipients of Restricted Share Units, SARs and Stock Options ordinarily will not have shareholder rights unless and until Common Shares are distributed pursuant to those awards.

Q:	MAY PARTICIPANTS TRANSFER THEIR OMNIBUS PLAN INTERESTS?

A:	Generally, no. All awards, other than Common Share awards, are non-transferable and may be exercised only by the grantee and may not be transferred other than by will or by the laws of descent and distribution. Non-transferable awards are exercisable during a participant’s lifetime only by the participant or, as permitted by applicable law, the participant’s guardian or other legal representative. Other than pursuant to a permitted transfer, no such award may be assigned, pledged, hypothecated or otherwise alienated or encumbered (whether by operation of law or otherwise) and any attempts to do so will be null and void.

Q:	WHAT HAPPENS TO AWARDS UPON TERMINATION OF EMPLOYMENT?

A:	Generally, awards (other than Common Share awards) are forfeited upon a participant’s termination of employment. However, the Compensation Committee has discretion to provide otherwise that: (1) awards become non-forfeitable, fully-earned and payable; and (2) Stock Options and SARs become exercisable, on the date of termination of employment or as a result of a specific event of termination of employment such as retirement, death or disability. With respect to a Performance Share award, the Compensation Committee has discretion to provide that the award is forfeited only in part upon retirement, death or disability. If a recipient of a Performance Share award dies or becomes disabled during the performance period, the Compensation Committee has discretion to provide that the award was earned in whole or in part. However, if an award was intended to be performance-based compensation within the meaning of Section 162(m) of the Code, additional restrictions apply.
IMPACT OF MAJOR CORPORATE EVENTS

Q:	WHAT HAPPENS IF THERE IS A CHANGE IN THE COMPANY’S CAPITAL STRUCTURE?

A:	The Omnibus Plan provides that the Compensation Committee may make appropriate adjustments in the number of Common Shares subject to the Omnibus Plan (and other share limitations described below)

and to grants previously made in the event of any stock split or combination, recapitalization, reorganization or stock dividend or similar occurrence. If, in connection with a corporate merger or acquisition, the Company either assumes stock options or stock incentive obligations of another company or grants stock options or stock incentives in substitution for those of another company, the Common Shares subject to those awards will not be charged against these limitations.

Q:	WHAT HAPPENS IF THERE IS A CHANGE IN CONTROL OF THE COMPANY?

A:	Except as otherwise provided in an award agreement, upon a “change in control” (as defined in the Omnibus Plan): (i) all awards automatically become fully exercisable, vested, earned and payable; and (ii) then-outstanding options and stock appreciation rights remain exercisable for the full balance of their term.

FEDERAL TAXATION

Q:	WHAT ARE THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF AWARDS FOR THE COMPANY AND PARTICIPANTS?

A:	The Company has been advised that under current law certain of the income tax consequences under the laws of the United States to participants and the Company should generally be as set forth in the following summary. This summary only addresses income tax consequences for participants and the Company.

Tax withholding requirements will be satisfied on a mandatory basis. Prior to making distributions, the Company will sell the fewest number of shares necessary for the proceeds to equal the participants’ projected federal, state and local income tax liability arising from the distributions. Projected tax liability is calculated using the maximum marginal rates.

A grant of Common Shares will be taxable as ordinary income. Common Shares may only be awarded to directors as compensation for performing directorial duties. Therefore, tax withholding requirements should not apply.

There are no Federal income tax consequences to a participant or the Company upon the grant of stock options and SARs. When an NQSO or SAR is exercised, the participant realizes taxable compensation (ordinary income) at that time equal to, for an NQSO, the difference between the aggregate option exercise price and the fair market value of the stock on the date of exercise and, for an SAR, the aggregate fair market value of any shares received upon exercise. The Company is entitled to a tax deduction to the extent, and at the time, that the participant realizes compensation income. The participant’s tax treatment upon a disposition of shares acquired through the exercise of a NQSO is dependent upon the length of time the shares have been held. Upon the exercise of an ISO, a participant recognizes no immediate taxable income, except that the excess of the fair market value of the shares acquired over the option exercise price will constitute a tax preference item for the purpose of computing the participant’s alternative minimum tax liability. Income recognition is deferred until the shares acquired are disposed of. The gain realized upon the participant’s disposition of shares acquired under an ISO will be treated as long-term capital gain if the minimum holding period is met (two years from the date of grant and one year from the date of exercise), but otherwise will be treated as ordinary income in an amount determined under the applicable tax rules. There is no tax deduction for the Company when an ISO is exercised and the participant is eligible for capital gain tax treatment. If the minimum holding period is not met for capital gain tax treatment, the participant will realize ordinary income and the Company will be entitled to a deduction as described above for NQSOs.

Generally, no taxes are due upon a grant of Restricted Shares, Restricted Share Units or Performance Shares. An award of Restricted Shares or Performance Shares becomes taxable when it is no longer subject to a “substantial risk of forfeiture” (i.e., it becomes vested or transferable). Income tax is paid at ordinary income rates on the value of the Restricted Shares or Performance Shares when the restrictions lapse, and then at capital gain rates with respect to any further gain (or loss) when the shares are sold. In the case of Restricted Share Units, the participant has taxable ordinary income upon receipt of unrestricted Common Shares. In all cases, the Company has a tax deduction when the participant recognizes ordinary income subject to other applicable limitations and restrictions. The taxation of Restricted Shares and Performance Shares may be accelerated by an “83(b) election” under Section 83 of the Code, if permitted by the applicable agreement.

The Omnibus Plan is designed to permit compliance with Section 162(m) of the Code relating to the deductibility of performance-based compensation. It is intended that stock options and awards under the Omnibus Plan with a performance component generally will satisfy the requirements for performance-based compensation under Section 162(m) while providing the Compensation Committee the authority to grant non- performance-based awards where it deems appropriate. Section 162(m) generally places a $1,000,000 limit on the tax deduction allowable for compensation paid (or accrued for tax purposes) with respect to each of the Chief Executive Officer and the four other highest-paid executives during a tax year unless the compensation meets certain requirements. To qualify for favorable tax treatment, grants must be made by a committee consisting solely of two or more “outside directors” (as defined under Code Section 162 regulations) and satisfy the limit on the total number of shares that may be awarded to any one participant during any calendar year. In addition, for grants other than options to qualify, the granting, issuance, vesting or retention of the grant must be contingent upon satisfying one or more performance criteria, as established and certified by a committee consisting solely of two or more “outside directors.”

Finally, the Omnibus Plan is designed to meet requirements for exemptions from coverage under Section 409A of the Code governing nonqualified deferred compensation. The Compensation Committee is expressly authorized to take such actions as may be necessary to avoid adverse tax consequences thereunder.

The Board of Directors unanimously recommends that the shareholders vote “FOR”
the proposal to approve and adopt our 2005 Omnibus Equity Plan.
ADJOURNMENTS
      Although it is not currently anticipated, the Annual Meeting may be adjourned for the purpose of soliciting additional proxies. Any adjournment of the Annual Meeting may be made without notice (other than by the announcement made at the Annual Meeting) by approval of the holders of a majority of our outstanding common shares present in person or represented by proxy at the Annual Meeting, whether or not a quorum exists. We are soliciting proxies to grant discretionary authority to vote in favor of adjournment of the Annual Meeting.
      The affirmative vote of the holders of a majority of the shares of present, either in person or by proxy, at the meeting is required for ratification of this proposal. Therefore, shareholders who vote to abstain will in effect be voting against the proposal. Broker non-votes, however, are not counted as present for determining whether this proposal has been approved and have no effect on its outcome.
The Board of Directors unanimously recommends that the shareholders vote “FOR”
the proposal to grant discretionary authority to adjourn the Annual Meeting.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Securities Exchange Act of 1934 requires directors and certain of its executive officers and persons who beneficially own more than 10% of its common shares to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and Nasdaq. These people are further required to furnish us with copies of all such forms filed by them. Based solely on our review of the copies of the forms that we received, we believe that all of the Section 16(a) filing requirements were satisfied by our directors, executive officers and beneficial owners of more than 10% of the its common shares.

SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING
      Any shareholder who meets the requirements of the proxy rules under the Exchange Act may submit proposals to the Board of Directors to be considered for submission in our proxy materials for the annual meeting of shareholders to be held in 2006. Proposals should be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to DATATRAK International, Inc., 6150 Parkland Boulevard, Suite 100, Mayfield Heights, Ohio 44124, Attention: Investor Relations, and must be received no later than February 17, 2006. Any notice shall include: (a) the name and address of the shareholder and the text of the proposal to be introduced, (b) the number of common shares held of record, owned beneficially and represented by proxy by the shareholder as of the date of the notice and (c) a representation that the shareholder intends to appear in person or by proxy at the meeting to introduce the proposal specified in the notice.
      Unless we receive notice of a shareholder proposal not included in our 2006 proxy statement to be brought before the 2006 annual meeting by April 18, 2006, then we may use our discretion in voting proxies with respect to any shareholder proposal properly brought before such annual meeting. The chairman of the annual meeting may refuse to acknowledge the introduction of any shareholder proposal not made in compliance with the foregoing procedures.
OTHER MATTERS
      The Board of Directors is not aware of any matter to come before the annual meeting other than those mentioned in the accompanying notice. However, if other matters shall properly come before the annual meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their best judgment on those matters.
      A copy of DATATRAK’s Annual Report has been provided to shareholders with this proxy statement. If a shareholder entitled to vote at the annual meeting did not receive a copy of the Annual Report with this proxy statement, that shareholder may request a copy of the Annual Report from us. Upon the receipt of a written request from any shareholder entitled to vote at the annual meeting, we will mail, at no charge to the shareholder, a copy of our Annual Report, including the financial statements and schedules required to be filed with the Commission pursuant to Rule 13a-1 under the Exchange Act, for our most recent fiscal year. Requests from beneficial owners of common shares must include a good-faith representation that, as of the record date of the annual meeting, the person making the request was the beneficial owner of securities entitled to vote at the annual meeting. Written requests for the Annual Report should be directed to: Investor Relations, DATATRAK International, Inc., 6150 Parkland Boulevard, Suite 100, Mayfield Heights, Ohio 44124.
      You are urged to sign and return your proxy promptly in order to make certain your shares will be voted at the annual meeting. For your convenience, a return envelope is enclosed requiring no additional postage if mailed in the United States.

By Order of the Board of Directors,

Thomas F. McKee
Secretary
June 17, 2005

Appendix A
DATATRAK INTERNATIONAL, INC.
2005 OMNIBUS EQUITY PLAN
ARTICLE 1
General Purpose of Plan; Definitions
      1.1     Name and Purposes. The name of this plan is the DATATRAK International, Inc. 2005 Omnibus Equity Plan. The purpose of this Plan is to enable DATATRAK International, Inc. and its Affiliates to: (i) attract and retain skilled and qualified officers, employees and directors who are expected to contribute to the Company’s success by providing long-term incentive compensation opportunities competitive with those made available by other companies; (ii) motivate participants to achieve the long-term success and growth of the Company; (iii) facilitate ownership of shares of the Company; and (iv) align the interests of the participants with those of the Company’s Shareholders.
      1.2     Certain Definitions. Unless the context otherwise indicates, the following words used herein shall have the following meanings whenever used in this instrument:

(a) “Affiliate” means any corporation, partnership, joint venture or other entity, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with the Company as determined by the Board of Directors in its discretion.

(b) “Award” means any grant under this Plan of a Common Share, Stock Option, Stock Appreciation Right, Restricted Share, Restricted Share Unit or Performance Share to any Plan participant.

(c) “Board of Directors” mean the Board of Directors of the Company, as constituted from time to time.

(d) “Code” means the Internal Revenue Code of 1986, as amended, and any lawful regulations or guidance promulgated thereunder. Whenever reference is made to a specific Internal Revenue Code section, such reference shall be deemed to be a reference to any successor Internal Revenue Code section or sections with the same or similar purpose.

(e) “Committee” means the entity administering this Plan as provided in Section 2.1.

(f) “Common Shares” mean the common shares, without par value, of the Company.

(g) “Company” means DATATRAK International, Inc., a corporation organized under the laws of the State of Ohio and, except for purposes of determining whether a Change in Control has occurred, any corporation or entity that is a successor to DATATRAK International, Inc. or substantially all of the assets of DATATRAK International, Inc. and that assumes the obligations of DATATRAK International, Inc. under this Plan by operation of law or otherwise.

(h) “Date of Grant” means the date on which the Committee grants an Award.

(i) “Director” means a member of the Board of Directors.

(j) “Disability” means a medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months which: (i) renders a participant unable to engage in any substantial gainful activity; or (ii) results in a participant receiving income replacement benefits for at least 3 months under an accident and health plan sponsored by the Company or an Affiliate.

(k) “Early Retirement” means a participant’s retirement from active employment or active directorship with the Company or an Affiliate on and after the later of attainment of age 62 or the completion of 20 years of service.

(l) “Eligible Director” is defined in Article 4.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any lawful regulations or guidance promulgated thereunder.

(n) “Exercise Price” means the purchase price of a Share pursuant to a Stock Option.

(o) “Fair Market Value” means the last closing price of a Share as reported on The Nasdaq Stock Market, or, if applicable, on another national securities exchange on which the Common Shares are principally traded, on the date for which the determination of Fair Market Value is made, or, if there are no sales of Common Shares on such date, then on the most recent immediately preceding date on which there were any sales of Common Shares. If the Common Shares are not, or cease to be, traded on The Nasdaq Stock Market or another national securities exchange, the “Fair Market Value” of Common Shares shall be determined pursuant to a reasonable valuation method prescribed by the Committee. Notwithstanding the foregoing, as of any date, the “Fair Market Value” of Common Shares shall be determined in a manner consistent with Code Section 409A and the guidance then-existing thereunder. In addition, “Fair Market Value” with respect to ISOs and related SARs shall be determined in accordance with Section 6.2(f).

(p) “Incentive Stock Option” and “ISO” mean a Stock Option that is identified as such and which meets the requirements of Section 422 of the Code.

(q) “Non-Qualified Stock Option” and “NQSO” mean a Stock Option that: (i) is governed by Section 83 of the Code; and (ii) does not meet the requirements of Section 422 of the Code.

(r) “Normal Retirement” means retirement from active employment or active directorship with the Company or an Affiliate on or after attainment of age 65.

(s) “Outside Director” means a Director who meets the definitions of the terms “outside director” set forth in Section 162(m) of the Code, “independent director” set forth in The Nasdaq Stock Market, Inc. rules, and “non-employee director” set forth in Rule 16b-3, or any successor definitions adopted by the Internal Revenue Service, The Nasdaq Stock Market, Inc. and Securities and Exchange Commission, respectively, and similar requirements under any other applicable laws and regulations.

(t) “Parent” means any corporation which qualifies as a “parent corporation” of the Company under Section 424(e) of the Code.

(u) “Performance Shares” is defined in Article 9.

(v) “Plan” means this DATATRAK International, Inc. 2005 Omnibus Equity Plan, as amended from time to time.

(w) “Restricted Share Units” is defined in Article 8.

(x) “Restricted Shares” is defined in Article 8.

(y) “Retirement” means Normal Retirement or Early Retirement.

(z) “Rule 16b-3” is defined in Article 17.

(aa) “Section 16 Person” means a person subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

(bb) “Section 162(m) Person” means, for any taxable year, a person who is a “covered employee” within the meaning of Section 162(m)(3) of the Code.

(cc) “Share” or “Shares” mean one or more of the Common Shares.

(dd) “Shareholder” means an individual or entity that owns one or more Shares.

(ee) “Stock Appreciation Rights” and “SARs” mean any right pursuant to an Award granted under Article 7.

(ff) “Stock Option” means any right to purchase a specified number of Shares at a specified price which is granted pursuant to Article 5 and may be an Incentive Stock Option or a Non-Qualified Stock Option.

(gg) “Stock Power” means a power of attorney executed by a participant and delivered to the Company which authorizes the Company to transfer ownership of Restricted Shares, Performance Shares or Common Shares from the participant to the Company or a third party.

(hh) “Subsidiary” means any corporation which qualifies as a “subsidiary corporation” of the Company under Section 424(f) of the Code.

(ii) “Vested” means, with respect to a Common Share, when the Common Share has been awarded; with respect to a Stock Option, that the time has been reached when the option to purchase Shares first becomes exercisable; with respect to a Stock Appreciation Right, when the Stock Appreciation Right first becomes exercisable for payment; with respect to Restricted Shares, when the Shares are no longer subject to forfeiture and restrictions on transferability; with respect to Restricted Share Units and Performance Shares, when the units or Shares are no longer subject to forfeiture and are convertible to Shares. The words “Vest” and “Vesting” have meanings correlative to the foregoing.
ARTICLE 2
Administration
      2.1.     Authority and Duties of the Committee.
      (a) The Plan shall be administered by a Committee of at least three Directors who are appointed by the Board of Directors. Unless otherwise determined by the Board of Directors, the Compensation Committee shall serve as the Committee, and all of the members of the Committee shall be Outside Directors. Notwithstanding the requirement that the Committee consist exclusively of Outside Directors, no action or determination by the Committee or an individual then considered to be an Outside Director shall be deemed void because a member of the Committee or such individual fails to satisfy the requirements for being an Outside Director, except to the extent required by applicable law.
      (b) The Committee has the power and authority to grant Awards pursuant to the terms of this Plan to officers, employees and Eligible Directors.
      (c) The Committee has the sole and exclusive authority, subject to any limitations specifically set forth in this Plan, to:

(i) select the officers, employees and Eligible Directors to whom Awards are granted;

(ii) determine the types of Awards granted and the timing of such Awards;

(iii) determine the number of Shares to be covered by each Award granted hereunder;

(iv) determine whether an Award is, or is intended to be, “performance-based compensation” within the meaning of Section 162(m) of the Code;

(v) determine the other terms and conditions, not inconsistent with the terms of this Plan and any operative employment or other agreement, of any Award granted hereunder; such terms and conditions include, but are not limited to, the Exercise Price, the time or times when Options or Stock Appreciation Rights may be exercised (which may be based on performance objectives), any Vesting, acceleration or waiver of forfeiture restrictions, any performance criteria (including any performance criteria as described in Section 162(m)(4)(C) of the Code) applicable to an Award, and any restriction or limitation regarding any Option or Stock Appreciation Right or the Common Shares relating thereto, based in each case on such factors as the Committee, in its sole discretion, shall determine;

(vi) determine whether any conditions or objectives related to Awards have been met, including any such determination required for compliance with Section 162(m) of the Code;

(vii) subsequently modify or waive any terms and conditions of Awards, not inconsistent with the terms of this Plan and any operative employment or other agreement;

(viii) adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan as it deems advisable from time to time;

(ix) promulgate such administrative forms as they from time to time deem necessary or appropriate for administration of the Plan;

(x) construe, interpret, administer and implement the terms and provisions of this Plan, any Award and any related agreements;

(xi) correct any defect, supply any omission and reconcile any inconsistency in or between the Plan, any Award and any related agreements;

(xii) prescribe any legends to be affixed to certificates representing Shares or other interests granted or issued under the Plan; and

(xiii) otherwise supervise the administration of this Plan.
      (d) The Committee shall confer with the Board of Directors regarding the Committee’s intentions prior to making grants under this Plan. Notwithstanding the foregoing, all decisions made by the Committee pursuant to the provisions of this Plan are final and binding on all persons, including the Company, its Shareholders and participants, but may be made by their terms subject to ratification or approval by, the Board of Directors, another committee of the Board of Directors or Shareholders.
      (e) The Company shall furnish the Committee with such clerical and other assistance as is necessary for the performance of the Committee’s duties under the Plan.
      2.2     Delegation of Duties. The Committee may delegate ministerial duties to any other person or persons, and it may employ attorneys, consultants, accountants or other professional advisers for purposes of plan administration at the expense of the Company.
      2.3     Limitation of Liability. Members of the Board of Directors, members of the Committee and Company employees who are their designees acting under this Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross or willful misconduct in the performance of their duties hereunder.
ARTICLE 3
Stock Subject to Plan
      3.1     Total Shares Limitation. Subject to the provisions of this Article, the maximum number of Shares that may be issued pursuant to Awards granted under this Plan is 350,000, which may be treasury or authorized but unissued Shares.
      3.2     Other Limitations.

(a) ISO Limitations. The maximum number of Shares available with respect to all Stock Options (whether Incentive Stock Options or Non-Qualified Stock Options) granted under this Plan is 350,000 Shares.

(b) Participant Limitation. The aggregate number of Shares underlying Awards granted under this Plan to any participant in any fiscal year (including but not limited to Awards of Options and SARs), regardless of whether such Awards are thereafter canceled, forfeited or terminated, shall not exceed 35,000 Shares. The foregoing annual limitation is intended to include the grant of all Awards, including but not limited to, Awards representing “performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

      3.3     Awards Not Exercised; Effect of Receipt of Shares. If any outstanding Award, or portion thereof, expires, or is terminated, canceled or forfeited, the Shares that would otherwise be issuable with respect to the unexercised portion of such expired, terminated, canceled or forfeited Award shall be available for subsequent Awards under this Plan. If the Exercise Price of an Award is paid in Shares, the Shares received by the Company in connection therewith shall not be added to the maximum aggregate number of Shares which may be issued under Section 3.1.
      3.4     Dilution and Other Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, redesignation, reclassification, merger, consolidation, liquidation, split-up, reverse split, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Committee may, in such manner as it deems equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the limitations set forth above and (iv) the purchase or exercise price or any performance objective with respect to any Award; provided, however, that the number of Shares or other securities covered by any Award or to which such Award relates is always a whole number. Notwithstanding the foregoing, the foregoing adjustments shall be made in compliance with: (i) Sections 422 and 424 of the Code with respect to ISOs; (ii) Treasury Department Regulation Section 1.424-1 (and any successor) with respect to NQSOs, applied as if the NQSOs were ISOs; (iii) Section 409A of the Code, to the extent necessary to avoid its application or avoid adverse tax consequences thereunder; and (iv) Section 162(m) of the Code with respect to Awards granted to Section 162(m) Persons that are intended to be “performance-based compensation,” unless specifically determined otherwise by the Committee.
ARTICLE 4
Participants
      4.1     Eligibility. Officers, all other active common law employees of the Company or any of its Affiliates and Directors (each an “Eligible Director”) who are selected by the Committee in its sole discretion are eligible to participate in this Plan. (See Article 14 and Article 18 with respect to the Shareholder approval requirement.)
      4.2     Plan Agreements. Awards are contingent upon the participant’s execution of a written agreement in a form prescribed by the Committee. Execution of a plan agreement shall constitute the participant’s irrevocable agreement to, and acceptance of, the terms and conditions of the Award set forth in such agreement and of the terms and conditions of the Plan applicable to such Award. Plan agreements may differ from time to time and from participant to participant.
ARTICLE 5
Stock Option Awards
      5.1     Option Grant. Each Stock Option granted under this Plan will be evidenced by minutes of a meeting, or by a unanimous written consent without a meeting, of the Committee and by a written agreement dated as of the Date of Grant and executed by the Company and by the appropriate participant.
      5.2     Terms and Conditions of Grants. Stock Options granted under this Plan are subject to the following terms and conditions and may contain such additional terms, conditions, restrictions and contingencies with respect to exercisability and/or with respect to the Shares acquired upon exercise as may be provided in the relevant agreement evidencing the Stock Options, so long as such terms and conditions are not inconsistent with the terms of this Plan and any operative employment or other agreement, as the Committee deems desirable:

(a) Exercise Price. Subject to Section 3.4, the Exercise Price will never be less than 100% of the Fair Market Value of the Shares on the Date of Grant. If a variable Exercise Price is specified at the time of grant, the Exercise Price may vary pursuant to a formula or other method established by the Committee; provided, however, that such formula or method will provide for a minimum Exercise Price equal to the Fair Market Value of the Shares on the Date of Grant. Except as otherwise provided in Section 3.4, no subsequent amendment of an outstanding Stock Option may reduce the Exercise Price to less than 100% of the Fair Market Value of the Shares on the Date of Grant. Nothing in this Section 5.2(a) shall be construed as limiting the Committee’s authority to grant premium price Stock Options which do not become exercisable until the Fair Market Value of the underlying Shares exceeds a specified percentage (e.g., 110%) of the Exercise Price; provided, however, that such percentage will never be less than 100%.

(b) Option Term. Any unexercised portion of a Stock Option granted hereunder shall expire at the end of the stated term of the Stock Option. The Committee shall determine the term of each Stock Option at the time of grant, which term shall not exceed 10 years from the Date of Grant. The Committee may extend the term of a Stock Option, in its discretion, but not beyond the date immediately prior to the tenth anniversary of the original Date of Grant. If a definite term is not specified by the Committee at the time of grant, then the term is deemed to be 10 years. Nothing in this Section 5.2(b) shall be construed as limiting the Committee’s authority to grant Stock Options with a term shorter than 10 years.

(c) Vesting. Stock Options, or portions thereof, are exercisable at such time or times as determined by the Committee in its discretion at or after grant. If the Committee provides that any Stock Option becomes Vested over a period of time, in full or in installments, the Committee may waive or accelerate such Vesting provisions at any time.

(d) Method of Exercise. Vested portions of any Stock Option may be exercised in whole or in part at any time during the option term by giving written notice of exercise to the Company specifying the number of Shares to be purchased. The notice must be given by or on behalf of a person entitled to exercise the Stock Option, accompanied by payment in full of the Exercise Price, along with any projected tax withholding pursuant to Article 16. Subject to the approval of the Committee, the Exercise Price may be paid:

(i) in cash in any manner satisfactory to the Committee;

(ii) by tendering (by either actual delivery of Shares or by attestation) unrestricted Shares that are owned on the date of exercise by the person entitled to exercise the Stock Option having an aggregate Fair Market Value on the date of exercise equal to the Exercise Price applicable to such Stock Option exercise, and, with respect to the exercise of NQSOs, including Restricted Shares;

(iii) by a combination of cash and unrestricted Shares that are owned on the date of exercise by the person entitled to exercise the Stock Option; and

(iv) by another method permitted by law and affirmatively approved by the Committee which assures full and immediate payment or satisfaction of the Exercise Price.

The Committee may withhold its approval for any method of payment for any reason, in its sole discretion, including but not limited to concerns that the proposed method of payment will result in adverse financial accounting treatment, adverse tax treatment for the Company or a participant or a violation of the Sarbanes-Oxley Act of 2002, as amended from time to time, and related regulations and guidance.

If the Exercise Price of an NQSO is paid by tendering Restricted Shares, then the Shares received upon the exercise will contain identical restrictions as the Restricted Shares so tendered.

Except as otherwise provided by law and in the Committee’s sole discretion, projected tax withholding may be paid only by cash or through a same day sale transaction.

(e) Issuance of Shares. The Company will issue or cause to be issued Shares as soon as practicable upon exercise of the Option. No Shares will be issued until full payment has been made. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a Shareholder will exist with respect to the Shares, notwithstanding the exercise of the Option.

(f) Limitation on Gain. Nothing in this Article 5 shall be construed as prohibiting the Committee from granting Stock Options subject to a limit on the gain that may be realized upon exercise of such Stock Options. Any such limit shall be explicitly provided for in the relevant plan agreement.

(g) Form. Unless the grant of a Stock Option is designated at the time of grant as an ISO, it is deemed to be an NQSO. ISOs are subject to the additional terms and conditions in Article 6.

(h) Special Limitations on Stock Option Awards. Unless an Award agreement approved by the Committee provides otherwise, Stock Options awarded under this Plan are intended to meet the requirements for exclusion from coverage under Code Section 409A and all Stock Option Awards shall be construed and administered accordingly.
      5.3     Termination of Grants Prior to Expiration. Unless otherwise provided in an employment or other agreement entered into between the optionee and the Company and approved by the Committee, either before or after the Date of Grant, and subject to Article 6 with respect to ISOs, the following early termination provisions apply to all Stock Options:

(a) Termination by Death. If an optionee’s employment or directorship with the Company or its Affiliates terminates by reason of his or her death, all Stock Options held by such optionee will immediately become Vested, but thereafter may only be exercised (by the legal representative of the optionee’s estate, or by the legatee or heir of the optionee pursuant to a will or the laws of descent and distribution) for a period of one year (or such other period as the Committee may specify at or after the time of grant) from the date of such death, or until the expiration of the original term of the Stock Option, whichever period is shorter.

(b) Termination by Reason of Disability. If an optionee’s employment or directorship with the Company or its Affiliates terminates by reason of his or her Disability, all Stock Options held by such optionee will immediately become Vested, but thereafter may only be exercised for a period of one year (or such other period as the Committee may specify at or after the time of grant) from the date of such termination of employment, or until the expiration of the original term of the Stock Option, whichever period is shorter. If the optionee dies within such one year period (or such other period as applicable), any unexercised Stock Option held by such optionee will thereafter be exercisable by the legal representative of the optionee’s estate, or by the legatee or heir of the optionee pursuant to a will or the laws of descent and distribution, for the greater of the remainder of the one year period (or other period as applicable) or for a period of 12 months from the date of such death, but in no event shall any portion of the Stock Option be exercisable after its original stated expiration date.

(c) Termination by Reason of Retirement. If an optionee’s employment or directorship with the Company or its Affiliates terminates by reason of his or her Retirement, all Stock Options held by such optionee immediately become Vested but thereafter may only be exercised for a period of two years (or such other period as the Committee may specify at or after the time of grant) from the date of such Retirement, or until the expiration of the original term of the Stock Option, whichever period is shorter. If the optionee dies within such two year period (or such other period as applicable), any unexercised Stock Option held by such optionee will thereafter be exercisable by the legal representative of the optionee’s estate, or by the legatee or heir of the optionee pursuant to a will or the laws of descent and distribution, for the greater of the remainder of the two year period (or such other period as applicable)

or for a period of 12 months from the date of such death, but in no event shall any portion of the Stock Option be exercisable after its original stated expiration date.

(d) Other Terminations. If an optionee’s employment or directorship with the Company or its Affiliates is terminated for reasons other than his or her death, Disability or Retirement, all Stock Options (or portions thereof) which have not been exercised, whether Vested or not, are automatically forfeited immediately upon termination, except as otherwise provided in the relevant agreement evidencing the Stock Options.

ARTICLE 6
Special Rules Applicable to Incentive Stock Options
      6.1     Eligibility. Notwithstanding any other provision of this Plan to the contrary, an ISO may only be granted to full or part-time employees (including officers and Directors who are also employees) of the Company or of an Affiliate, provided that the Affiliate is a Parent or Subsidiary.
      6.2     Special ISO Rules.

(a) Term. No ISO may be exercisable on or after the tenth anniversary of the Date of Grant, and no ISO may be granted under this Plan on or after the tenth anniversary of the effective date of this Plan. (See Article 18.)

(b) Ten Percent Shareholder. No grantee may receive an ISO under this Plan if such grantee, at the time the Award is granted, owns (after application of the rules contained in Section 424(d) of the Code) equity securities possessing more than 10% of the total combined voting power of all classes of equity securities of the Company, its Parent or any Subsidiary, unless (i) the option price for such ISO is at least 110% of the Fair Market Value of the Shares as of the Date of Grant, and (ii) such ISO is not exercisable on or after the fifth anniversary of the Date of Grant.

(c) Limitation on Grants. The aggregate Fair Market Value (determined with respect to each ISO at the time of grant) of the Shares with respect to which ISOs are exercisable for the first time by a grantee during any calendar year (under this Plan or any other plan adopted by the Company or its Parent or its Subsidiary) shall not exceed $100,000. If such aggregate Fair Market Value shall exceed $100,000, such number of ISOs as shall have an aggregate Fair Market Value equal to the amount in excess of $100,000 shall be treated as NQSOs.

(d) Non-Transferability. Notwithstanding any other provision herein to the contrary, no ISO granted hereunder (and, if applicable, related Stock Appreciation Right) may be transferred except by will or by the laws of descent and distribution, nor may such ISO (or related Stock Appreciation Right) be exercisable during a grantee’s lifetime other than by him (or his guardian or legal representative to the extent permitted by applicable law).

(e) Termination of Employment. No ISO may be exercised more than three months following termination of employment for any reason (including retirement) other than death or disability, nor more than one year following termination of employment for the reason of death or disability (as defined in Section 422 of the Code), or such option will no longer qualify as an ISO and shall thereafter be, and receive the tax treatment applicable to, an NQSO. For this purpose, a termination of employment is cessation of employment such that no employment relationship exists between the participant and the Company, a Parent or a Subsidiary.

(f) Fair Market Value. For purposes of any ISO granted hereunder (or, if applicable, related Stock Appreciation Right), the Fair Market Value of Shares shall be determined in the manner required by Section 422 of the Code.
      6.3     Subject to Code Amendments. The foregoing limitations are designed to comply with the requirements of Section 422 of the Code and shall be automatically amended or modified to comply with amendments or modifications to Section 422 of the Code. Any ISO which fails to comply with Section 422 of the Code is automatically treated as an NQSO appropriately granted under this Plan provided it otherwise meets the Plan’s requirements for NQSOs.
ARTICLE 7
Stock Appreciation Rights
      7.1     SAR Grant and Agreement. Stock Appreciation Rights may be granted under this Plan, either independently or in conjunction with the grant of a Stock Option. Each SAR granted under this Plan will be evidenced by minutes of a meeting, or by a unanimous written consent without a meeting, of the Committee and by a written agreement dated as of the Date of Grant and executed by the Company and by the appropriate participant.
      7.2     SARs Granted in Conjunction with Option. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under this Plan, either at the same time or after the grant of the Stock Option, and will be subject to the following terms and conditions:

(a) Term. Each Stock Appreciation Right, or applicable portion thereof, granted with respect to a given Stock Option or portion thereof terminates and is no longer exercisable upon the termination or exercise of the related Stock Option, or applicable portion thereof.

(b) Exercisability. A Stock Appreciation Right is exercisable only at such time or times and to the extent that the Stock Option to which it relates is Vested and exercisable in accordance with the provisions of Article 5 or otherwise as the Committee may determine at or after the time of grant.

(c) Method of Exercise. A Stock Appreciation Right may be exercised by the surrender of the applicable portion of the related Stock Option. Stock Options which have been so surrendered, in whole or in part, are no longer exercisable to the extent the related Stock Appreciation Rights have been exercised and are deemed to have been exercised for the purpose of the limitation set forth in Article 3 on the number of Shares to be issued under this Plan, but only to the extent of the number of Shares actually issued under the Stock Appreciation Right at the time of exercise. Upon the exercise of a Stock Appreciation Right, subject to satisfaction of projected tax withholding requirements pursuant to Article 16, the holder of the Stock Appreciation Right is entitled to receive Shares equal in value to the excess of the Fair Market Value of a Share on the exercise date over the Exercise Price per Share specified in the related Stock Option, multiplied by the number of Shares in respect of which the Stock Appreciation Right is exercised. At any time the Exercise Price per Share of the related Stock Option does not exceed the Fair Market Value of one Share, the holder of the Stock Appreciation Right shall not be permitted to exercise such right.
      7.3     Independent SARs. Stock Appreciation Rights may be granted without related Stock Options, and independent Stock Appreciation Rights will be subject to the following terms and conditions:

(a) Term. Any unexercised portion of an independent Stock Appreciation Right granted hereunder shall expire at the end of the stated term of the Stock Appreciation Right. The Committee shall determine the term of each Stock Appreciation Right at the time of grant, which term shall not exceed ten years from the Date of Grant. The Committee may extend the term of a Stock Appreciation Right, in its discretion, but not beyond the date immediately prior to the tenth anniversary of the original Date of Grant. If a definite term is not specified by the Committee at the time of grant, then the term is deemed to be ten years.

(b) Exercisability. A Stock Appreciation Right is exercisable, in whole or in part, at such time or times as determined by the Committee at or after the time of grant.

(c) Method of Exercise. A Stock Appreciation Right may be exercised in whole or in part during the term by giving written notice of exercise to the Company specifying the number of Shares in respect of which the Stock Appreciation Right is being exercised. The notice must be given by or on behalf of a person entitled to exercise the Stock Appreciation Right. Upon the exercise of a Stock Appreciation

Right, subject to satisfaction of projected tax withholding requirements pursuant to Article 16, the holder of the Stock Appreciation Right is entitled to receive Shares equal in value to the excess of the Fair Market Value of a Share on the exercise date over the Fair Market Value of a Share on the Date of Grant multiplied by the number of Stock Appreciation Rights being exercised. At any time the Fair Market Value of a Share on a proposed exercise date does not exceed the Fair Market Value of a Share on the Date of Grant, the holder of the Stock Appreciation Right shall not be permitted to exercise such right.

(d) Early Termination Prior to Expiration. Unless otherwise provided in an employment or other agreement entered into between the holder of the Stock Appreciation Right and the Company and approved by the Committee, either before or after the Date of Grant, the early termination provisions set forth in Section 5.3 as applied to Non-Qualified Stock Options will apply to independent Stock Appreciation Rights.

      7.4     Other Terms and Conditions of SAR Grants. Stock Appreciation Rights are subject to such other terms and conditions, not inconsistent with the provisions of this Plan and any operative employment or other agreement, as are determined from time to time by the Committee.
      7.5     Special Limitations on SAR Awards. Unless an Award agreement approved by the Committee provides otherwise, Stock Appreciation Rights awarded under this Plan are intended to meet the requirements for exclusion from coverage under Code Section 409A and all Stock Appreciation Rights Awards shall be construed and administered accordingly.
ARTICLE 8
Restricted Share and Restricted Share Unit Awards
      8.1     Restricted Share Grants and Agreements. Restricted Share Awards consist of Shares which are issued by the Company to a participant at no cost or at a purchase price determined by the Committee which may be below their Fair Market Value but which are subject to forfeiture and restrictions on their sale or other transfer by the participant. Each Restricted Share Award granted under this Plan will be evidenced by minutes of a meeting, or by a unanimous written consent without a meeting, of the Committee and by a written agreement dated as of the Date of Grant and executed by the Company and by the participant. The timing of Restricted Share Awards and the number of Shares to be issued (subject to Section 3.2) are to be determined by the Committee in its discretion. By accepting a grant of Restricted Shares, the participant consents to any projected tax withholding as provided in Article 16.
      8.2     Terms and Conditions of Restricted Share Grants. Restricted Shares granted under this Plan are subject to the following terms and conditions, which, except as otherwise provided herein, need not be the same for each participant, and may contain such additional terms, conditions, restrictions and contingencies not inconsistent with the terms of this Plan and any operative employment or other agreement, as the Committee deems desirable:

(a) Purchase Price. The Committee shall determine the prices, if any, at which Restricted Shares are to be issued to a participant, which may vary from time to time and from participant to participant and which may be below the Fair Market Value of such Restricted Shares at the Date of Grant.

(b) Restrictions. All Restricted Shares issued under this Plan will be subject to such restrictions as the Committee may determine, which may include, without limitation, the following:

(i) a prohibition against the sale, transfer, pledge or other encumbrance of the Restricted Shares, such prohibition to lapse at such time or times as the Committee determines (whether in installments, at the time of the death, Disability or Retirement of the holder of such shares, or otherwise, but subject to the Change in Control provisions in Article 12);

(ii) a requirement that the participant forfeit such Restricted Shares in the event of termination of the participant’s employment or directorship with the Company or its Affiliates prior to Vesting;

(iii) a prohibition against employment or retention of the participant by any competitor of the Company or its Affiliates, or against dissemination by the participant of any secret or confidential information belonging to the Company or an Affiliate;

(iv) any applicable requirements arising under the Securities Act of 1933, as amended, other securities laws, the rules and regulations of The Nasdaq Stock Market or any other stock exchange or transaction reporting system upon which such Restricted Shares are then listed or quoted and any state laws, rules and regulations, including “blue sky” laws; and

(v) such additional restrictions as are required to avoid adverse tax consequences under Code Section 409A.
The Committee may at any time waive such restrictions or accelerate the date or dates on which the restrictions will lapse. However, if the Committee determines that restrictions lapse upon the attainment of specified performance objectives, then the provisions of Sections 9.2 and 9.3 will apply. If the written agreement governing an Award to a Section 162(m) Person provides that such Award is intended to be “performance-based compensation,” the provisions of Section 9.4(d) will also apply.

(c) Delivery of Shares. Restricted Shares will be registered in the name of the participant and deposited, together with a Stock Power, with the Company. Each such certificate will bear a legend in substantially the following form:

“The transferability of this certificate and the Common Shares represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the DATATRAK International, Inc. 2005 Omnibus Equity Plan and an agreement entered into between the registered owner and the Company. A copy of this Plan and agreement are on file in the office of the Secretary of the Company.”

At the end of any time period during which the Restricted Shares are subject to forfeiture and restrictions on transfer, and after any projected tax withholding, such Shares will be delivered free of all restrictions (except for any pursuant to Section 15.2) to the participant or other appropriate person and with the foregoing legend removed.

(d) Forfeiture of Shares. If a participant who holds Restricted Shares fails to satisfy the restrictions, Vesting requirements and other conditions relating to the Restricted Shares prior to the lapse, satisfaction or waiver of such restrictions and conditions, except as may otherwise be determined by the Committee, the participant shall forfeit the Shares and transfer them back to the Company in exchange for a refund of any consideration paid by the participant or such other amount which may be specifically set forth in the Award agreement. A participant shall execute and deliver to the Company one or more Stock Powers with respect to Restricted Shares granted to such participant.

(e) Voting and Other Rights. Except as otherwise required for compliance with Section 162(m) of the Code and the terms of the applicable Restricted Share Agreement, during any period in which Restricted Shares are subject to forfeiture and restrictions on transfer, the participant holding such Restricted Shares shall have all the rights of a Shareholder with respect to such Shares, including, without limitation, the right to vote such Shares and the right to receive any dividends paid with respect to such Shares.
      8.3     Restricted Share Unit Awards and Agreements. Restricted Share Unit Awards consist of Shares that will be issued to a participant at a future time or times at no cost or at a purchase price determined by the Committee which may be below their Fair Market Value if continued employment, continued directorship and/or other terms and conditions specified by the Committee are satisfied. Each Restricted Share Unit Award granted under this Plan will be evidenced by minutes of a meeting, or by a unanimous written consent without a meeting, of the Committee and by a written agreement dated as of the Date of Grant and executed by the Company and the Plan participant. The timing of Restricted Share Unit Awards and the number of Restricted Share Units to be awarded (subject to Section 3.2) are to be determined by the Committee in its sole discretion. By accepting a Restricted Share Unit Award, the participant agrees to remit to the Company when due any projected tax withholding as provided in Article 16.
      8.4     Terms and Conditions of Restricted Share Unit Awards. Restricted Share Unit Awards are subject to the following terms and conditions, which, except as otherwise provided herein, need not be the same for each participant, and may contain such additional terms, conditions, restrictions and contingencies not inconsistent with the terms of this Plan and any operative employment or other agreement, as the Committee deems desirable:

(a) Purchase Price. The Committee shall determine the prices, if any, at which Shares are to be issued to a participant after Vesting of Restricted Share Units, which may vary from time to time and among participants and which may be below the Fair Market Value of Shares at the Date of Grant.

(b) Restrictions. All Restricted Share Units awarded under this Plan will be subject to such restrictions as the Committee may determine, which may include, without limitation, the following:

(i) a prohibition against the sale, transfer, pledge or other encumbrance of the Restricted Share Unit;

(ii) a requirement that the participant forfeit such Restricted Share Unit in the event of termination of the participant’s employment or directorship with the Company or its Affiliates prior to Vesting;

(iii) a prohibition against employment of the participant by, or provision of services by the participant to, any competitor of the Company or its Affiliates, or against dissemination by the participant of any secret or confidential information belonging to the Company or an Affiliate;

(iv) any applicable requirements arising under the Securities Act of 1933, as amended, other securities laws, the rules and regulations of The Nasdaq Stock Market or any other stock exchange or transaction reporting system upon which the Common Shares are then listed or quoted and any state laws, rules and interpretations, including “blue sky” laws; and

(v) such additional restrictions as are required to avoid adverse tax consequences under Code Section 409A.

The Committee may at any time waive such restrictions or accelerate the date or dates on which the restrictions will lapse.

(c) Performance-Based Restrictions. The Committee may, in its sole discretion, provide restrictions that lapse upon the attainment of specified performance objectives. In such case, the provisions of Sections 9.2 and 9.3 will apply (including, but not limited to, the enumerated performance objectives). If the written agreement governing an Award to a Section 162(m) Person provides that such Award is intended to be “performance-based compensation,” the provisions of Section 9.4(d) will also apply.

(d) Voting and Other Rights. A participant holding Restricted Share Units shall not be deemed to be a Shareholder solely because of such units. Such participant shall have no rights of a Shareholder with respect to such units; provided, however, that an Award agreement may provide for payment of an amount of money (or Shares with a Fair Market Value equivalent to such amount) equal to the dividends paid from time to time on the number of Common Shares that would become payable upon vesting of a Restricted Share Unit Award.

(e) Lapse of Restrictions. If a participant who holds Restricted Share Units satisfies the restrictions and other conditions relating to the Restricted Share Units prior to the lapse or waiver of such restrictions and conditions, the Restricted Share Units shall be converted to, or replaced with, Shares which are free of all restrictions except for any restrictions pursuant to Section 15.2.

(f) Forfeiture of Restricted Share Units. If a participant who holds Restricted Share Units fails to satisfy the restrictions, Vesting requirements and other conditions relating to the Restricted Share Units prior to the lapse, satisfaction or waiver of such restrictions and conditions, except as may otherwise be determined by the Committee, the participant shall forfeit the Restricted Share Units.

(g) Termination. A Restricted Share Unit Award or unearned portion thereof will terminate without the issuance of Shares on the termination date specified on the Date of Grant or upon the termination of employment or directorship of the participant during the time period or periods specified by the Committee during which any performance objectives must be met (the “Performance Period”). If a participant’s employment or directorship with the Company or its Affiliates terminates by reason of his or her death, Disability or Retirement, the Committee in its discretion at or after the Date of Grant may determine that the participant (or the heir, legatee or legal representative of the participant’s estate) will receive a distribution of Shares in an amount which is not more than the number of Shares which would have been earned by the participant if 100% of the performance objectives for the current Performance Period had been achieved prorated based on the ratio of the number of months of active employment in the Performance Period to the total number of months in the Performance Period. However, with respect to Awards intended to be performance-based compensation (as described in Section 9.4(d)), distribution of the Shares shall not be made prior to attainment of the relevant performance objectives.

(h) Special Limitations on Restricted Share Unit Awards. Unless an Award agreement approved by the Committee provides otherwise, Restricted Share Units awarded under this Plan are intended to meet the requirements for exclusion from coverage under Code Section 409A and all Restricted Share Unit Awards shall be construed and administered accordingly.

      8.5     Time Vesting of Restricted Share and Restricted Share Unit Awards. Restricted Shares or Restricted Share Units, or portions thereof, are exercisable at such time or times as determined by the Committee in its discretion at or after grant, subject to the restrictions on time Vesting set forth in this Section. If the Committee provides that any Restricted Shares or Restricted Share Unit Awards become Vested over time (with or without a performance component), the Committee may waive or accelerate such Vesting provisions at any time, subject to the restrictions on time Vesting set forth in this Section.
ARTICLE 9
Performance Share Awards
      9.1     Performance Share Awards and Agreements. A Performance Share Award is a right to receive Shares in the future conditioned upon the attainment of specified performance objectives and such other conditions, restrictions and contingencies as the Committee may determine. Each Performance Share Award granted under this Plan will be evidenced by minutes of a meeting, or by a unanimous written consent without a meeting, of the Committee and by a written agreement dated as of the Date of Grant and executed by the Company and by the Plan participant. The timing of Performance Share Awards and the number of Shares covered by each Award (subject to Section 3.2) are to be determined by the Committee in its discretion. By accepting a grant of Performance Shares, the participant agrees to remit to the Company when due any projected tax withholding as provided in Article 16.
      9.2     Performance Objectives. At the time of grant of a Performance Share Award, the Committee will specify the performance objectives which, depending on the extent to which they are met, will determine the number of Shares that will be distributed to the participant. The Committee will also specify the time period or periods (the “Performance Period”) during which the performance objectives must be met. With respect to awards to Section 162(m) Persons intended to be “performance based compensation,” the Committee may use performance objectives based on one or more of the following: stock price, market share, sales, earnings per share, return on equity, costs, earnings, capital adjusted pre-tax earnings (economic profit), net income, operating income, performance profit (operating income minus an allocated charge approximating the Company’s cost of capital, before or after tax), gross margin, revenue, working capital, total assets, net assets, stockholders’ equity and cash flow. The Committee may designate a single goal criterion or multiple goal criteria for performance measurement purposes. Performance measurement may be based on absolute Company, business unit or divisional performance and/or on performance as compared with that of other publicly-traded companies. The performance objectives and periods need not be the same for each participant nor for each Award.
      9.3     Adjustment of Performance Objectives. The Committee may modify, amend or otherwise adjust the performance objectives specified for outstanding Performance Share Awards if it determines that an adjustment would be consistent with the objectives of this Plan and taking into account the interests of the participants and the public Shareholders of the Company and such adjustment complies with the requirements of Section 162(m) of the Code for Section 162(m) Persons, to the extent applicable, unless the Committee indicates a contrary intention. The types of events which could cause an adjustment in the performance objectives include, without limitation, accounting changes which substantially affect the determination of performance objectives, changes in applicable laws or regulations which affect the performance objectives, and divisive corporate reorganizations, including spin-offs and other distributions of property or stock.
      9.4     Other Terms and Conditions. Performance Share Awards granted under this Plan are subject to the following terms and conditions and may contain such additional terms, conditions, restrictions and contingencies not inconsistent with the terms of this Plan and any operative employment or other agreement as the Committee deems desirable:

(a) Delivery of Shares. As soon as practicable after the applicable Performance Period has ended, the participant will receive a distribution of the number of Shares earned during the Performance Period, depending upon the extent to which the applicable performance objectives were achieved. Such Shares will be registered in the name of the participant and will be free of all restrictions except for any restrictions pursuant to Section 15.2.

(b) Termination. A Performance Share Award or unearned portion thereof will terminate without the issuance of Shares on the termination date specified at the time of grant or upon the termination of employment or directorship of the participant during the Performance Period. If a participant’s employment or directorship with the Company or its Affiliates terminates by reason of his or her death, Disability or Retirement (except with respect to Section 162(m) Persons), the Committee in its discretion at or after the time of grant may determine, notwithstanding any Vesting requirements under Section 9.4(a), that the participant (or the heir, legatee or legal representative of the participant’s estate) will receive a distribution of a portion of the participant’s then-outstanding Performance Share Awards in an amount which is not more than the number of shares which would have been earned by the participant if 100% of the performance objectives for the current Performance Period had been achieved prorated based on the ratio of the number of months of active employment in the Performance Period to the total number of months in the Performance Period. However, with respect to Awards intended to be “performance-based compensation” (as described in Section 9.4(e)), distribution of the Shares shall not be made prior to attainment of the relevant performance objective.

(c) Voting and Other Rights. Awards of Performance Shares do not provide the participant with voting rights or rights to dividends prior to the participant becoming the holder of record of Shares issued pursuant to an Award; provided, however, that an Award agreement may provide for payment of an amount of money (or Shares with a Fair Market Value equivalent to such amount) equal to the dividends paid from time to time on the number of Common Shares that would become payable upon vesting of a Performance Share Award. Prior to the issuance of Shares, Performance Share Awards may not be sold, transferred, pledged, assigned or otherwise encumbered.

(d) Performance-Based Compensation. The Committee may designate Performance Share Awards as being “remuneration payable solely on account of the attainment of one or more performance goals” as described in Section 162(m)(4)(C) of the Code. Such Awards shall be automatically amended or modified to comply with amendments to Section 162 of the Code to the extent applicable, unless the Committee indicates a contrary intention.
      9.5     Time Vesting of Performance Share Awards. Performance Share Awards, or portions thereof, are exercisable at such time or times as determined by the Committee in its discretion at or after grant, subject to the restrictions on time Vesting set forth in this Section. If the Committee provides that any Performance Shares become Vested over time (accelerated by a performance component), the Committee may waive or accelerate such Vesting provisions at any time, subject to the restrictions on time Vesting set forth in this Section.
      9.6     Special Limitations on Performance Share Awards. Unless an Award agreement approved by the Committee provides otherwise, Performance Shares awarded under this Plan are intended to meet the requirements for exclusion from coverage under Code Section 409A and all Performance Share Awards shall be construed and administered accordingly.
ARTICLE 10
Common Share Awards
      10.1     Eligibility. Notwithstanding any other provision of this Plan to the contrary, a Common Share may only be granted to an Eligible Director.
      10.2     Terms and Conditions of Common Share Awards.

(a) Purpose. Common Shares may be granted in consideration of services rendered to the Company by Eligible Directors in their capacity as Directors.

(b) Vesting. Common Shares shall be fully-vested.
ARTICLE 11
Transfers and Leaves of Absence
      11.1     Transfer of Participant. For purposes of this Plan, the transfer of a participant among the Company and its Affiliates is deemed not to be a termination of employment.
      11.2     Effect of Leaves of Absence. For purposes of this Plan, the following leaves of absence are deemed not to be a termination of employment:

(a) a leave of absence, approved in writing by the Company, for military service, sickness or any other purpose approved by the Company, if the period of such leave does not exceed 90 days;

(b) a leave of absence in excess of 90 days, approved in writing by the Company, but only if the employee’s right to reemployment is guaranteed either by a statute or by contract, and provided that, in the case of any such leave of absence, the employee returns to work within 30 days after the end of such leave; and

(c) any other absence determined by the Committee in its discretion not to constitute a termination of employment.
ARTICLE 12
Effect of Change in Control
      12.1     Change in Control Defined. “Change in Control” means the occurrence of any of the following: (i) the receipt by the Company of a Schedule 13D or other advice indicating that a person, or any member of a “group,” is the “beneficial owner” (as those terms are defined in Rule 13d-3 under the Exchange Act) of twenty percent (20%) or more of the voting power of the Company; (ii) the first purchase of shares pursuant to a tender offer or exchange (other than a tender offer of exchange by the Company or its Affiliates) for all or any amount of Common Shares or any class or any securities convertible into such Common Shares, the results of which would make the offeror and/or its affiliates the beneficial owners of twenty percent (20%) or more of the voting power of the Company; (iii) the date of the approval by Shareholders of an agreement providing for any consolidation or merger of the Company in which the Company will not be the continuing or surviving corporation or pursuant to which shares of capital stock of any class, or any securities convertible into such capital stock, of the Company would be converted into cash, securities, or other property, other than a merger or consolidation of the Company with an Affiliate or in which the holders of all of the Shares of all classes of the Company’s capital stock immediately prior to the merger or consolidation would own at least a majority of the voting power of the surviving corporation (or the direct or indirect parent company of the surviving corporation) immediately after the merger or consolidation; (iv) the date of the approval by Shareholders of any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company; (v) the adoption of any plan or proposal for the liquidation (but not a partial liquidation) or dissolution of the Company; or (vi) such other event as the Committee shall, in its sole and absolute discretion, deem to be a “Change in Control.”
      12.2     Acceleration of Award. Except as otherwise provided in this Plan or an Award agreement, immediately upon the occurrence of a Change in Control:

(a) all outstanding Stock Options automatically become fully exercisable;

(b) all Restricted Share Awards automatically become fully Vested;

(c) all Restricted Share Unit Awards automatically become fully Vested (or, if such Restricted Share Unit Awards are subject to performance-based restrictions, shall become Vested on a pro-rated basis as described in Section 12.2(d)) and, to the extent Vested, convertible to Shares at the election of the holder;

(d) all participants holding Performance Share Awards become entitled to receive a partial payout in an amount which is the number of Shares which would have been earned by the participant if 100% of the performance objectives for the current Performance Period had been achieved pro-rated based on the ratio of the number of months of active employment in the Performance Period to the total number of months in the Performance Period; and

(e) Stock Appreciation Rights automatically become fully Vested and fully exercisable.
ARTICLE 13
Transferability of Awards
      13.1     Awards Are Non-Transferable. Except as provided in Sections 13.2 and 13.3, Awards are non-transferable and any attempts to assign, pledge, hypothecate or otherwise alienate or encumber (whether by operation of law or otherwise) any Award shall be null and void.
      13.2     Inter-Vivos Exercise of Awards. During a participant’s lifetime, Awards are exercisable only by the participant or, as permitted by applicable law and notwithstanding Section 13.1 to the contrary, the participant’s guardian or other legal representative.
      13.3     Limited Transferability of Certain Awards. Notwithstanding Section 13.1 to the contrary, Awards may be transferred by will and by the laws of descent and distribution. Moreover, the Committee, in its discretion, may allow at or after the time of grant the transferability of Awards which are Vested, provided that the permitted transfer is made (a) if the Award is an Incentive Stock Option, the transfer is consistent with Section 422 of the Code; (b) to the Company (for example in the case of forfeiture of Restricted Shares), an Affiliate or a person acting as the agent of the foregoing or which is otherwise determined by the Committee to be in the interests of the Company; or (c) by the participant for no consideration to Immediate Family Members or to a bona fide trust, partnership or other entity controlled by and for the benefit of one or more Immediate Family Members. “Immediate Family Members” means the participant’s spouse, children, stepchildren, parents, stepparents, siblings (including half brothers and sisters), in-laws and other individuals who have a relationship to the participant arising because of a legal adoption. No transfer may be made to the extent that transferability would cause Form S-8 or any successor form thereto not to be available to register Shares related to an Award. The Committee in its discretion may impose additional terms and conditions upon transferability.

ARTICLE 14
Amendment and Discontinuation
      14.1     Amendment or Discontinuation of this Plan. The Board of Directors may amend, alter, or discontinue this Plan at any time, provided that no amendment, alteration, or discontinuance may be made:

(a) which would materially and adversely affect the rights of a participant under any Award granted prior to the date such action is adopted by the Board of Directors without the participant’s written consent thereto; and

(b) without Shareholder approval, if Shareholder approval is required under applicable laws, regulations or exchange requirements (including Section 422 of the Code with respect to ISOs, and for the purpose of qualification as “performance-based compensation” under Section 162(m) of the Code).
Notwithstanding the foregoing, this Plan may be amended without affecting participants’ consent to: (i) comply with any law; (ii) preserve any intended favorable tax effects for the Company, the Plan or participants; or (iii) avoid any unintended unfavorable tax effects for the Company, the Plan or participants.
      14.2     Amendment of Grants. The Committee may amend, prospectively or retroactively, the terms of any outstanding Award, provided that no such amendment may be inconsistent with the terms of this Plan (specifically including the prohibition on granting Stock Options with an Exercise Price less than 100% of the Fair Market Value of the Common Shares on the Date of Grant) or would materially and adversely affect the rights of any holder without his or her written consent.
ARTICLE 15
Share Certificates
      15.1     Delivery of Share Certificates. The Company is not required to issue or deliver any certificates for Shares issuable with respect to Awards under this Plan prior to the fulfillment of all of the following conditions:

(a) payment in full for the Shares and for any projected tax withholding (See Article 16);

(b) completion of any registration or other qualification of such Shares under any Federal or state laws or under the rulings or regulations of the Securities and Exchange Commission or any other regulating body which the Committee in its discretion deems necessary or advisable;

(c) admission of such Shares to listing on The Nasdaq Stock Market or any stock exchange on which the Shares are listed;

(d) in the event the Shares are not registered under the Securities Act of 1933, qualification as a private placement under said Act;

(e) obtaining of any approval or other clearance from any Federal or state governmental agency which the Committee in its discretion determines to be necessary or advisable; and

(f) the Committee is fully satisfied that the issuance and delivery of Shares under this Plan is in compliance with applicable Federal, state or local law, rule, regulation or ordinance or any rule or regulation of any other regulating body, for which the Committee may seek approval of counsel for the Company.
      15.2     Applicable Restrictions on Shares. Shares issued with respect to Awards may be subject to such stock transfer orders and other restrictions as the Committee may determine necessary or advisable under any applicable Federal or state securities law rules, regulations and other requirements, the rules, regulations and other requirements of The Nasdaq Stock Market or any stock exchange upon which the Shares are then-listed, and any other applicable Federal or state law and will include any restrictive legends the Committee may deem appropriate to include.

      15.3     Book Entry. In lieu of the issuance of stock certificates evidencing Shares, the Company may use a “book entry” system in which a computerized or manual entry is made in the records of the Company to evidence the issuance of such Shares. Such Company records are, absent manifest error, binding on all parties.
ARTICLE 16
Satisfaction of Projected Tax Liabilities
      16.1     In General. The Committee shall cause the Company to withhold any taxes which it determines it is required by law or required by the terms of this Plan to withhold in connection with any payments incident to this Plan. The participant or other recipient shall provide the Committee with such Stock Powers and additional information or documentation as may be necessary for the Committee to discharge its obligations under this Section.
      16.2     Withholding from Share Distributions. With respect to a distribution in Shares pursuant to Restricted Share, Restricted Share Unit and Performance Share Awards under the Plan, the Committee shall cause the Company to sell the fewest number of such Shares for the proceeds of such sale to equal (or exceed by not more than that actual sale price of a single Share) the participant’s or other recipient’s projected tax liability resulting from such distribution. The Committee shall withhold the proceeds of such sale for purposes of satisfying such projected tax liability.
      16.3     Delivery of Withholding Proceeds. The Committee shall cause the Company to deliver withholding proceeds to the Internal Revenue Service and/or other taxing authority in satisfaction of a participant’s or other recipient’s tax liability arising from a payment.
      16.4     Projected Tax Liability. For purposes of this Article 16, the term “projected tax liability” means the product of: (i) the aggregate maximum marginal federal and applicable state and local income tax rates on the date of a payment pursuant to the Plan; and (ii) the Fair Market Value of the Shares distributable to the participant or other recipient determined as of the date of payment.
ARTICLE 17
General Provisions
      17.1     No Implied Rights to Awards, Employment or Directorship. No potential participant has any claim or right to be granted an Award under this Plan, and there is no obligation of uniformity of treatment of participants under this Plan. Neither this Plan nor any Award thereunder shall be construed as giving any individual any right to continued employment or continued directorship with the Company or any Affiliate. The Plan does not constitute a contract of employment, and the Company and each Affiliate expressly reserve the right at any time to terminate employees free from liability, or any claim, under this Plan, except as may be specifically provided in this Plan or in an Award agreement.
      17.2     Other Compensation Plans. Nothing contained in this Plan prevents the Board of Directors from adopting other or additional compensation arrangements, subject to Shareholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.
      17.3     Rule 16b-3 Compliance. The Plan is intended to comply with all applicable conditions of Rule 16b-3 of the Exchange Act, as such rule may be amended from time to time (“Rule 16b-3”). All transactions involving any participant subject to Section 16(a) shall be subject to the conditions set forth in Rule 16b-3, regardless of whether such conditions are expressly set forth in this Plan. Any provision of this Plan that is contrary to Rule 16b-3 does not apply to such participants.
      17.4     Code Section 162(m) Compliance. The Plan is intended to comply with all applicable requirements of Section 162(m) of the Code with respect to “performance-based compensation” for Section 162(m) Persons. Unless the Committee expressly determines otherwise, any provision of this Plan that is contrary to such requirements does not apply to such “performance-based compensation.”

      17.5     Successors. All obligations of the Company with respect to Awards granted under this Plan are binding on any successor to the Company, whether as a result of a direct or indirect purchase, merger, consolidation or otherwise of all or substantially all of the business and/or assets of the Company.
      17.6     Severability. In the event any provision of this Plan, or the application thereof to any person or circumstances, is held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, or other applications, and this Plan is to be construed and enforced as if the illegal or invalid provision had not been included.
      17.7     Governing Law. To the extent not preempted by Federal law, this Plan and all Award agreements pursuant thereto are construed in accordance with and governed by the laws of the State of Ohio. This Plan is not intended to be governed by the Employee Retirement Income Security Act and shall be so construed and administered.
ARTICLE 18
Effective Date
      18.1     Effective Date. The effective date of this DATATRAK International, Inc. 2005 Omnibus Equity Plan is the date on which the shareholders of the Company approve it at a duly held stockholders’ meeting.

ê Please fold and detach card at perforation before mailing. ê

PROXY FOR COMMON SHARES
Proxy Solicited on Behalf of the Board of Directors of
the Company for the Annual Meeting of Shareholders on July 22, 2005.

The undersigned hereby (i) appoints Terry C. Black and Robert J. Fisher, and each of them, his true and lawful agents and proxy holders with full power of substitution in each to appear and vote all of the Common Shares of DATATRAK International, Inc. that the undersigned will be entitled to vote at the Annual Meeting of Shareholders of DATATRAK International, Inc. to be held at 6150 Parkland Boulevard, Paragon II, Suite 100, Mayfield Heights, Ohio on July 22, 2005, and at any adjournments thereof, hereby revoking any and all proxies heretofore given, and (ii) authorizes and directs said proxy holders to vote all of the Common Shares of the Company represented by this proxy as follows.

(1) Election of the following nominees to serve on the Board of Directors of the Company:

Timothy G. Biro	☐ FOR	☐ WITHHELD

Jerome H. Kaiser	☐ FOR	☐ WITHHELD

Robert M. Stote	☐ FOR	☐ WITHHELD

(2) Approval and adoption of the DATATRAK International, Inc. 2005 Omnibus Equity Plan:

	☐ FOR	☐ AGAINST	☐ ABSTAIN

(3) To grant discretionary authority to adjourn the meeting:

	☐ FOR	☐ AGAINST	☐ ABSTAIN

YOUR VOTE IS IMPORTANT

Regardless of whether you plan to attend the Annual Meeting of Shareholders, you can be sure your shares are represented at the meeting by promptly returning your proxy in the enclosed envelope.

ê Please fold and detach card at perforation before mailing. ê

(Continued from reverse side)

(4)	In their discretion to act on any other matters that may properly come before the meeting.

The shares represented by this proxy will be voted as indicated in the spaces on the reverse. To the extent that no directions are given for Proposals 1, 2 and 3, the shares represented by this proxy will be voted “FOR” Proposals 1, 2 and 3. The shares represented by this proxy will be voted in the discretion of the proxy holders on all other matters properly brought before the Annual Meeting and any adjournments thereof.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE. The proxy holders cannot vote your shares unless you sign and return this card.

Please date, sign and return promptly in the accompanying envelope.

DATE:______________________________________________________

SIGNATURE(S)_______________________________________________

SIGNATURE(S)_______________________________________________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.